UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-835-4531

Date of fiscal year end: June 30, 2013

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders.

June 30, 2013

ANNUAL REPORT

New Covenant Funds

† New Covenant Growth Fund

† New Covenant Income Fund

† New Covenant Balanced Growth Fund

† New Covenant Balanced Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2013

New Covenant Growth Fund

I. Objective:

The New Covenant Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisers as of June 30, 2013: Baillie Gifford Overseas Limited, Sustainable Growth Advisors, LP, Parametric Portfolio Associates, Tocqueville Asset Management L.P., WestEnd Advisors LLC and Waddell & Reed Investment Management Company. There were no sub-advisor changes made during the year.

III. Return vs. Benchmark:

For the year ended June 30, 2013, the Fund returned 17.11%, while the Russell 1000 Index returned 21.24% and the blended benchmark of 80% Russell 1000 Index and 20% MSCI All Country World ex-U.S. Index advanced 19.74%.

IV. Market Commentary:

Domestic and international stock markets experienced a strong rally despite continued uncertainty among investors. The expanded central bank intervention in the U.S. and the promise of action within the eurozone bolstered investor confidence. European Central Bank (ECB) President Mario Draghi’s promise to do “whatever it takes” to preserve the euro, the outright monetary transactions program (to prop up banks through unlimited purchases of sovereign bonds on the secondary market), and the €500 billion European Stability Mechanism, were all designed to provide financial assistance to struggling members of the eurozone. Within the U.S., the re-election of President Obama and the last-minute resolution of the fiscal cliff paved the way for a strong start to 2013, despite the expiration of the payroll tax holiday. Abroad, we saw the election of Shinzo Abe in Japan and the introduction of “Abenomics”—a multi-step plan to boost Japan’s ailing economy through devaluation of the yen and domestic stimulus measures to shift the country from an environment of deflation to one of inflation. These announcements boosted investor sentiment toward Japan and sparked a broad uptrend in Japanese equity markets. However, markets in Japan corrected in May 2013 after a few strong months, as investors became somewhat tentative of the long-term efficacy of Abe’s pledged actions. Near the end of the period under review, the potential scaling back of bond purchases by the Federal Reserve in the U.S., or “tapering‘” became a focus, as concerns cropped up that a slowdown in the world’s largest economy could have a carry-on effect on global markets. Overall, Europe and the Middle East ex-U.K. was the top-performing regional benchmark in the period, with the remaining developed regions performing roughly equally. Emerging markets lagged.

V. Fund Attribution:

The Fund underperformed as both sector allocation and stock selection each detracted. An underweight to Financials, one of the best-performing sectors during the year, was the largest detractor. Stock selection within Consumer Staples and Energy also proved challenging during the year. On the positive side, an underweight to Utilities helped, as investors sought riskier issues. Strong stock selection within Materials contributed as well, though this was partially offset by an overweight to the sector. From a regional perspective, the majority of underperformance stemmed from North America, while emerging markets within Europe, the Middle East and Africa were positive. From a market-cap perspective, the Fund was challenged across the capitalization spectrum with the exception of mega caps.

New Covenant Funds / Annual Report / June 30, 2013	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2013

New Covenant Growth Fund (Concluded)

New Covenant Growth Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Growth Fund	17.11%	15.14%	4.12%	6.13%	5.28%
Russell 1000 Index[3]	21.24%	18.63%	7.12%	7.67%	9.12%
S&P 500 Index[3]	20.60%	18.45%	7.01%	7.30%	8.95%
Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index[3]	19.74%	16.49%	5.57%	7.93%	8.35%
Blended 80% S&P 500 Index/20% MSCI All Country World ex-U.S. Index[3]	19.34%	16.46%	5.58%	7.72%	8.29%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund, versus the Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index, Russell 1000 Index, Blended 80% S&P 500 Index/20% MSCI All Country World ex-U.S. Index, S&P 500 Index and MSCI All Country World ex-U.S. Index.

[1]

For the years ended June 30, 2013. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 80/20 Blended Benchmark, which consists of the Russell 1000 Index and the MSCI All Country World ex-U.S. Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

[3]

The Fund has changed its primary benchmark from the S&P 500 Index to the Russell 1000 Index because the Adviser and Sub-Advisers believe that the Russell 1000 Index is more representative of the type of securities in which the Fund invests.

2	New Covenant Funds / Annual Report / June 30, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2013

New Covenant Income Fund

I. Objective:

The New Covenant Income Fund’s (the “Fund”) investment objective is a high level of current income with preservation of capital.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisers as of June 30, 2013: Western Asset Management Company, Western Asset Management Company Limited and J.P. Morgan Investment Management Inc.

III. Return vs. Benchmark:

For the year ended June 30, 2013, the Fund returned -0.55%, compared to -0.12% for the benchmark, the Barclays Capital Intermediate U.S. Aggregate Bond Index.

IV. Market Commentary:

For the twelve-month period ending June 30, 2013, non-Treasuries generally outperformed duration-neutral Treasuries, thanks to global central banks’ accommodative policies. In 2012, the European Central Bank launched two rounds of long-term refinancing operations, which helped alleviate short-term funding pressure in the eurozone. In the U.S., the Federal Reserve (Fed) continued Operation Twist until December 2012, and started a third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation in the U.S. remained benign. The housing market experienced a strong recovery, with the S&P/Case-Shiller home-price index up double digits from a year ago. The non-agency mortgage-backed securities (MBS) market saw strong price appreciation over the year, helped by improving credit fundamentals and attractive valuations. Corporations, especially financial companies, have much stronger balance sheets and solid earnings after a few years of de-leveraging. Primary issuance was robust and has been met with strong demand from investors.

However, the market turned a corner at the beginning of May 2013, as fear of the Fed tapering QE3 caused interest rates to surge and triggered a broad market selloff. The 10-year Treasury yield rose by 82 basis points and the 30-year Treasury yield increased by 62 basis points from beginning of May to the end of June. Credit spreads widened across sectors, and fixed-income funds witnessed the largest cash outflow since beginning of the year. Liquidity was hammered and dealer balance sheets were constrained by new financial regulations. Agency MBS were hit especially hard, as the sharp rise in Treasury yields resulted in significant extension risk and the QE3 uncertainty caused selling from real-estate investment trusts and overseas investors.

V. Fund Attribution:

The Fund’s flattening yield-curve position (Western) detracted from performance, as the curve significantly steepened. This was partially offset by the short-duration position (J.P. Morgan, Western), as Treasury yields rose sharply. The Fund’s allocation to non-agency MBS (J.P. Morgan, Western) was a big contributor, as the sector continued to be supported by improving housing fundamentals, strong technicals and still-attractive valuations. Lastly, security selection within agency MBS (J.P. Morgan, Western) added to performance. This was particularly true in collateralized mortgage obligations, which are less prepayment sensitive. During the year, the Fund utilized Treasury futures, euro-dollar futures and options on futures to manage the duration and yield-curve exposure.

New Covenant Funds / Annual Report / June 30, 2013	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2013

New Covenant Income Fund (Concluded)

New Covenant Income Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Income Fund	(0.55)%	2.93%	2.55%	2.47%	2.76%
Barclays Capital Intermediate U.S. Aggregate Bond Index	(0.12)%	3.03%	4.76%	4.30%	6.63%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund, versus the Barclays Capital Intermediate U.S. Aggregate Bond Index

[1]

For the years ended June 30, 2013. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

4	New Covenant Funds / Annual Report / June 30, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2013

New Covenant Balanced Growth Fund

I. Objective:

The New Covenant Balanced Growth Fund (the “Fund”) seeks to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Multi-Manager Approach Statement:

The Fund invests 60% in the New Covenant Growth Fund and 40% in the New Covenant Income Fund. Each underlying Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the portfolios under the general supervision of SEI Investments Management Corp. (SIMC). The New Covenant Growth Fund utilized the following sub-advisers as of June 30, 2013: Baillie Gifford Overseas Limited, Sustainable Growth Advisors, LP, Parametric Portfolio Associates, Tocqueville Asset Management L.P., WestEnd Advisors LLC and Waddell & Reed Investment Management Company. The New Covenant Income Fund used the following sub-advisers as of June 30, 2013: Western Asset Management Company, Western Asset Management Company Limited and J.P. Morgan Investment Management Inc. There were no sub-advisor changes made during the year.

III. Return vs. Benchmark:

For the year ended June 30, 2013, the Fund returned 9.77%, while the blended benchmark of 60% Russell 1000 Index and 40% Barclays Capital Intermediate U.S. Aggregate Bond Index returned 12.30% and the blended reporting benchmark of 48% Russell 1000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital Intermediate U.S. Aggregate Index advanced 11.38%.

IV. Market Commentary:

Domestic and international stock markets experienced a strong rally despite continued uncertainty among investors. The expanded central bank intervention in the U.S. and the promise of action within the eurozone bolstered investor confidence. European Central Bank (ECB) President Mario Draghi’s promise to do “whatever it takes” to preserve the euro, the outright monetary transactions program (to prop up banks through unlimited purchases of sovereign bonds on the secondary market), and the €500 billion European Stability Mechanism, were all designed to provide financial assistance to struggling members of the eurozone. Within the U.S., the re-election of President Obama and the last-minute resolution of the fiscal cliff paved the way for a strong start to 2013, despite the expiration of the payroll tax holiday. Abroad, we saw the election of Shinzo Abe in Japan and the introduction of “Abenomics” — a multi-step plan to boost Japan’s ailing economy through devaluation of the yen and domestic stimulus measures to shift the country from an environment of deflation to one of inflation. These announcements boosted investor sentiment toward Japan and sparked a broad uptrend in Japanese equity markets. However, markets in Japan corrected in May 2013 after a few strong months, as investors became somewhat tentative of the long-term efficacy of Abe’s pledged actions. Near the end of the period under review, the potential scaling back of bond purchases by the Federal Reserve in the U.S., or “tapering‘” became a focus, as concerns cropped up that a slowdown in the world’s largest economy could have a carry-on effect on global markets.

Overall, Europe and the Middle East ex-U.K. was the top-performing regional benchmark in the period, with the remaining developed regions performing roughly equally. Emerging markets lagged.

Within fixed-income markets, non-Treasuries generally outperformed duration-neutral Treasuries, thanks to global central banks’ accommodative policies. In 2012, the ECB launched two rounds of long-term refinancing operations, which helped alleviate short-term funding pressure in the eurozone. In the U.S., the Federal Reserve (Fed) continued Operation Twist until December 2012, and started a third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation in the U.S. remained benign. The housing market experienced a strong recovery, with the S&P/Case-Shiller home-price index up double digits from a year ago. The non-agency mortgage-backed securities (MBS) market saw strong price appreciation over the year, helped by improving credit fundamentals and attractive valuations. Corporations, especially financial companies, have much stronger balance sheets and solid earnings after a few years of de-leveraging. Primary issuance was robust and has been met with strong demand from investors. However, the market turned a corner at the beginning of May 2013, as fear of the Fed tapering QE3 caused interest rates to surge and triggered a broad

New Covenant Funds / Annual Report / June 30, 2013	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2013

New Covenant Balanced Growth Fund (Concluded)

market selloff. The 10-year Treasury yield rose by 82 basis points and the 30-year Treasury yield increased by 62 basis points from beginning of May to the end of June. Credit spreads widened across sectors, and fixed-income funds witnessed the largest cash outflow since beginning of the year. Liquidity was hammered and dealer balance sheets were constrained by new financial regulations. Agency MBS were hit especially hard, as the sharp rise in Treasury yields resulted in significant extension risk and the QE3 uncertainty caused selling from real-estate investment trusts and overseas investors.

V. Fund Attribution:

The Fund underperformed overall. For equities, both sector allocation and stock selection detracted. An underweight to Financials, one of the best-performing sectors during the year, was the largest detractor. Stock selection within Consumer Staples and Energy also proved challenging. On the positive side, an underweight to Utilities helped, as investors sought riskier issues. Strong stock selection within Materials contributed as well, though this was partially offset by an overweight to the sector. From a regional perspective, the majority of underperformance stemmed from North America, while emerging markets within Europe, the Middle East and Africa were positive. From a market-cap perspective, the Fund was challenged across the capitalization spectrum, with the exception of mega caps.

Within fixed income, the Fund’s flattening yield-curve position (Western) detracted from performance, as the curve significantly steepened. This was partially offset by the short-duration position (J.P. Morgan, Western), as Treasury yields rose sharply. The Fund’s allocation to non-agency MBS (J.P. Morgan, Western) was a big contributor, as the sector continued to be supported by improving housing fundamentals, strong technicals and still-attractive valuations. Lastly, security selection within agency MBS (J.P. Morgan, Western) added to performance. This was particularly true in collateralized mortgage obligations, which are less prepayment sensitive. During the year, the Fund utilized Treasury futures, euro-dollar futures and options on futures to manage the duration and yield-curve exposure.

New Covenant Balanced Growth Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund	9.77%	10.37%	3.70%	4.85%	4.72%
Russell 1000 Index[3]	21.24%	18.63%	7.12%	7.67%	9.12%
S&P 500 Index[3]	20.60%	18.45%	7.01%	7.30%	8.95%
Barclays Capital Intermediate U.S. Aggregate Bond Index	(0.12)%	3.03%	4.76%	4.30%	6.63%
Blended 60% Russell 1000 Index/40% Barclays Capital Intermediate U.S. Aggregate Bond Index[3]	12.30%	12.41%	6.62%	6.61%	8.80%
Blended 60% S&P 500 Index/40% Barclays Capital Intermediate U.S. Aggregate Bond Index[3]	11.94%	12.29%	6.54%	6.37%	8.70%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund, versus the Blended 60% Russell 1000 Index/40% Barclays Capital Intermediate U.S. Aggregate Bond Index, Russell 1000 Index, Barclays Capital Intermediate U.S. Aggregate Bond Index, Blended 60% S&P 500 Index/40% Barclays Capital Intermediate U.S. Aggregate Bond Index and S&P 500 Index.

[1]

For the years ended June 30, 2013. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 1000 Index and the Barclays Capital Intermediate U.S. Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

[3]	The Fund has changed one of its primary benchmarks from the S&P 500 Index to the Russell 1000 Index in connection with the corresponding change to the Growth Fund’s benchmark.

6	New Covenant Funds / Annual Report / June 30, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2013

New Covenant Balanced Income Fund

I. Objective:

The New Covenant Balanced Income Fund (the “Fund”) seeks to produce current income and long-term growth of capital.

II. Multi-Manager Approach Statement:

The Fund invests 60% in the New Covenant Income Fund and 40% in the New Covenant Growth Fund. Each underlying Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the portfolios under the general supervision of SEI Investments Management Corp. (SIMC). The New Covenant Income Fund used the following sub-advisers as of June 30, 2013: Western Asset Management Company, Western Asset Management Company Limited and J.P. Morgan Investment Management Inc. The New Covenant Growth Fund utilized the following sub-advisers as of June 30, 2013: Baillie Gifford Overseas Limited, Sustainable Growth Advisers, LP, Parametric Portfolio Associates, Tocqueville Asset Management L.P., WestEnd Advisors LLC and Waddell & Reed Investment Management Company. There were no sub-adviser changes made during the year.

III. Return vs. Benchmark:

For the year ended June 30, 2013, the Fund returned 5.34%, while the blended benchmark of 35% Russell 1000 Index and 35% Barclays Capital Intermediate U.S. Aggregate Bond Index returned 6.98% and the blended reporting benchmark of 28% Russell 1000 Index, 7% MSCI All Country World ex-U.S. Index and 65% Barclays Capital Intermediate U.S. Aggregate Index advanced 6.47%.

IV. Market Commentary:

Domestic and international stock markets experienced a strong rally despite continued uncertainty among investors. The expanded central bank intervention in the U.S. and the promise of action within the eurozone bolstered investor confidence. European Central Bank (ECB) President Mario Draghi’s promise to do “whatever it takes” to preserve the euro, the outright monetary transactions program (to prop up banks through unlimited purchases of sovereign bonds on the secondary market), and the €500 billion European Stability Mechanism, were all designed to provide financial assistance to struggling members of the eurozone. Within the U.S., the re-election of President Obama and the last-minute resolution of the fiscal cliff paved the way for a strong start to 2013, despite the expiration of the payroll tax holiday. Abroad, we saw the election of Shinzo Abe in Japan and the introduction of “Abenomics” — a multi-step plan to boost Japan’s ailing economy through devaluation of the yen and domestic stimulus measures to shift the country from an environment of deflation to one of inflation. These announcements boosted investor sentiment toward Japan and sparked a broad uptrend in Japanese equity markets. However, markets in Japan corrected in May 2013 after a few strong months, as investors became somewhat tentative of the long-term efficacy of Abe’s pledged actions. Near the end of the period under review, the potential scaling back of bond purchases by the Federal Reserve in the U.S., or “tapering‘” became a focus, as concerns cropped up that a slowdown in the world’s largest economy could have a carry-on effect on global markets.

Overall, Europe and the Middle East ex-U.K. was the top-performing regional benchmark in the period, with the remaining developed regions performing roughly equally. Emerging markets lagged.

Within fixed-income markets, non-Treasuries generally outperformed duration-neutral Treasuries, thanks to global central banks’ accommodative policies. In 2012, the ECB launched two rounds of long-term refinancing operations, which helped alleviate short-term funding pressure in the eurozone. In the U.S., the Federal Reserve (Fed) continued Operation Twist until December 2012, and started a third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation in the U.S. remained benign. The housing market experienced a strong recovery, with the S&P/Case-Shiller home-price index up double digits from a year ago. The non-agency mortgage-backed securities (MBS) market saw strong price appreciation over the year, helped by improving credit fundamentals and attractive valuations. Corporations, especially financial companies, have much stronger balance sheets and solid earnings after a few years of de-leveraging. Primary issuance was robust and has been met with strong demand from investors. However, the market turned a corner at the beginning of May 2013, as fear of the Fed tapering QE3 caused interest rates to surge and triggered a broad market selloff. The 10-year Treasury yield rose by 82 basis points and

New Covenant Funds / Annual Report / June 30, 2013	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2013

New Covenant Balanced Income Fund (Concluded)

the 30-year Treasury yield increased by 62 basis points from beginning of May to the end of June. Credit spreads widened across sectors, and fixed-income funds witnessed the largest cash outflow since beginning of the year. Liquidity was hammered and dealer balance sheets were constrained by new financial regulations. Agency MBS were hit especially hard, as the sharp rise in Treasury yields resulted in significant extension risk and the QE3 uncertainty caused selling from real-estate investment trusts and overseas investors.

V. Fund Attribution:

The Fund underperformed overall. Within fixed income, the Fund’s flattening yield-curve position (Western) detracted from performance, as the curve significantly steepened. This was partially offset by the short-duration position (J.P. Morgan, Western), as Treasury yields rose sharply. The Fund’s allocation to non-agency MBS (J.P. Morgan, Western) was a big contributor, as the sector continued to be supported by improving housing fundamentals, strong technicals and still-attractive valuations. Lastly, security selection within agency MBS (J.P. Morgan, Western) added to performance. This was particularly true in collateralized mortgage obligations, which are less prepayment sensitive. During the year, the Fund utilized Treasury futures, euro-dollar futures and options on futures to manage the duration and yield-curve exposure.

For equities, both sector allocation and stock selection detracted. An underweight to Financials, one of the best-performing sectors during the year, was the largest detractor. Stock selection within Consumer Staples and Energy also proved challenging. On the positive side, an underweight to Utilities helped, as investors sought riskier issues. Strong stock selection within Materials contributed as well, although this was partially offset by an overweight to the sector. From a regional perspective, the majority of underperformance stemmed from North America, while emerging markets within Europe, the Middle East and Africa were positive. From a market-cap perspective, the Fund was challenged across the capitalization spectrum, with the exception of mega caps.

New Covenant Balanced Income Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	5.34%	7.20%	3.21%	3.88%	3.77%
Russell 1000 Index[3]	21.24%	18.63%	7.12%	7.67%	9.12%
S&P 500 Index[3]	20.60%	18.45%	7.01%	7.30%	8.95%
Barclays Capital Intermediate U.S. Aggregate Bond Index	(0.12)%	3.03%	4.76%	4.30%	6.63%
Blended 35% Russell 1000 Index/65% Barclays Capital Intermediate U.S. Aggregate Bond Index[3]	6.98%	8.50%	6.00%	5.75%	7.65%
Blended 35% S&P 500 Index/65% Barclays Capital Intermediate U.S. Aggregate Bond Index[3]	6.78%	8.43%	5.95%	5.61%	7.58%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund, versus the Blended 35% Russell 1000 Index/65% Barclays Capital Intermediate U.S. Aggregate Bond Index, Russell 1000 Index, Barclays Capital Intermediate U.S. Aggregate Bond Index, Blended 35% S&P 500 Index/65% Barclays Capital Intermediate U.S. Aggregate Bond Index and S&P 500 Index.

[1]

For the years ended June 30, 2013. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 1000 Index and the Barclays Capital Intermediate U.S. Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

[3]	The Fund has changed one of its primary benchmarks from the S&P 500 Index to the Russell 1000 Index in connection with the corresponding change to the Growth Fund’s primary benchmark.

8	New Covenant Funds / Annual Report / June 30, 2013

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund

June 30, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.6%

Argentina — 0.3%
MercadoLibre	11,500	$1,239

Australia — 0.8%
Brambles (A)	101,481	865
Cochlear (A)	10,089	567
Diana Shipping*	75,986	763
Woolworths (A)	23,136	693

		2,888

Belgium — 0.1%
Groupe Bruxelles Lambert (A)	7,239	544

Brazil — 0.2%
Embraer ADR	11,236	414
Itau Unibanco Holding ADR	36,677	474

		888

Canada — 1.5%
Cameco	28,879	597
Canadian Pacific Railway	18,895	2,293
Catamaran	1,804	88
Cenovus Energy	14,102	401
Fairfax Financial Holdings	3,138	1,230
Ritchie Bros Auctioneers	23,399	447
Thomson Reuters	3,958	129
Westport Innovations*	11,830	398

		5,583

China — 0.6%
Baidu ADR*	9,368	886
China Shenhua Energy, Cl H (A)	231,000	587
Want Want China Holdings (A)	599,000	839

		2,312

Denmark — 0.7%
DSV (A)	32,012	779

Description	Shares	Market Value ($ Thousands)
Novo Nordisk ADR	8,025	$1,243
Novozymes, Cl B (A)	19,317	618

		2,640

Finland — 0.7%
Kone, Cl B (A)	18,464	1,463
Sampo, Cl A (A)	25,922	1,008

		2,471

France — 1.0%
Danone ADR	60,030	900
Edenred (A)	25,451	778
Essilor International (A)	11,365	1,209
Lafarge (A)	12,467	765

		3,652

Germany — 1.5%
Brenntag (A)	4,412	670
Continental (A)	6,066	807
Deutsche Boerse (A)	13,408	880
SAP ADR	31,822	2,318
SKY Deutschland (A)	110,734	768

		5,443

Hong Kong — 0.9%
China Mobile (A)	67,000	694
Hang Seng Bank (A)	39,600	583
Hong Kong Exchanges and Clearing (A)	72,400	1,087
Kunlun Energy (A)	580,000	1,024

		3,388

Ireland — 1.8%
Accenture, Cl A	781	56
Covidien	521	33
CRH (A)	33,302	674
Eaton	2,465	162
Experian (A)	64,403	1,116
Ingersoll-Rand	14,112	784
Ryanair Holdings ADR	22,504	1,160
Shire ADR	15,121	1,438
Willis Group Holdings	25,512	1,040

		6,463

Israel — 0.3%
Check Point Software Technologies	22,211	1,103

Japan — 2.0%
FANUC (A)	4,600	664
Fast Retailing (A)	2,700	910
Mitsui (A)	35,300	442
Olympus (A)	30,200	916
Rakuten (A)	97,200	1,148
Shimano (A)	8,500	723

New Covenant Funds / Annual Report / June 30, 2013	9

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund (Continued)

June 30, 2013

Description	Shares	Market Value ($ Thousands)
SMC (A)	4,800	$961
Tokyo Electron (A)	10,400	525
Toyota Tsusho (A)	22,100	567
Trend Micro (A)	20,500	651

		7,507

Netherlands — 0.5%
Chicago Bridge & Iron	509	31
CNH Global	2,142	89
James Hardie Industries (A)	72,273	621
QIAGEN	1,417	28
Unilever (A)	28,714	1,129

		1,898

Norway — 0.3%
Aker Solutions (A)	36,344	494
Seadrill (A)	13,177	528

		1,022

Portugal — 0.1%
Galp Energia, Cl B (A)	24,181	358

Russia — 0.5%
Magnit GDR (A)	19,728	1,126
Sberbank of Russia ADR (A)	46,618	529

		1,655

Singapore — 0.4%
Avago Technologies, Cl A	4,239	159
United Overseas Bank (A)	75,552	1,179

		1,338

South Africa — 0.7%
Massmart Holdings	29,394	531
Naspers, N Shares (A)	26,735	1,965

		2,496

South Korea — 0.8%
Hyundai Mobis (A)	2,276	542
NHN (A)	2,005	509
Samsung Electronics GDR (A)	3,200	1,860

		2,911

Spain — 0.3%
Inditex (A)	8,508	1,048

Sweden — 1.0%
Allied World Assurance Holdings	34	3
Atlas Copco, B Shares (A)	64,927	1,381
Svenska Handelsbanken, A Shares (A)	37,873	1,507
Volvo, Cl B (A)	53,034	703

		3,594

Description	Shares	Market Value ($ Thousands)

Switzerland — 1.3%
Garmin	3,446	$125
Nestle (A)	31,433	2,059
Pentair	43,228	2,494

		4,678

Taiwan — 0.7%
Hon Hai Precision Industry GDR (A)	101,826	494
Taiwan Semiconductor Manufacturing ADR	117,993	2,162

		2,656

Turkey — 0.3%
BIM Birlesik Magazalar (A)	29,202	633
Turkiye Garanti Bankasi ADR	123,460	531

		1,164

United Kingdom — 3.2%
Amlin (A)	121,563	725
Antofagasta (A)	39,786	481
Aon	440	28
ARM Holdings (A)	97,000	1,170
BG Group (A)	40,125	680
BHP Billiton (A)	24,018	610
Burberry Group (A)	16,285	334
Capita (A)	67,879	995
Hargreaves Lansdown (A)	37,885	510
Liberty Global, Cl A*	93	7
Petrofac (A)	30,000	545
Premier Farnell (A)	124,129	380
Prudential (A)	64,394	1,048
Rio Tinto (A)	34,521	1,400
St. James’s Place (A)	52,499	430
Standard Chartered (A)	28,252	612
Tullow Oil (A)	70,124	1,065
Wolseley (A)	21,035	968

		11,988

United States — 75.1%
Consumer Discretionary — 14.4%
Aeropostale*	64,213	886
Amazon.com	873	242
Ascena Retail Group	72,513	1,265
Cablevision Systems, Cl A	5,421	91
CBS, Cl B	49,234	2,406
Charter Communications, Cl A	9,323	1,155
Chipotle Mexican Grill, Cl A	3,815	1,390
Coach	62,207	3,551
Comcast, Cl A	6,120	256
Delphi Automotive	2,133	108
DIRECTV*	1,202	74
Expedia	662	40

10	New Covenant Funds / Annual Report / June 30, 2013

Description	Shares	Market Value ($ Thousands)
Ford Motor	4,525	$70
Gannett	313	8
General Motors	4,000	133
Gentex	172	4
Genuine Parts	256	20
Harley-Davidson	42,181	2,313
Home Depot	23,561	1,825
Jarden*	3,272	143
Johnson Controls	857	31
L Brands	445	22
Lennar, Cl A	1,057	38
Liberty Interactive, Cl A*	1,140	26
Liberty Media, Cl A*	249	31
Lowe’s	67,438	2,758
Macy’s	19	1
Marriott International, Cl A	213	8
Mattel	2,653	120
McDonald’s	2,429	240
McGraw Hill Financial	16,914	900
Michael Kors Holdings	492	31
Mohawk Industries	490	55
Morningstar	2,128	165
News, Cl A	6,756	220
News, Cl B	72,975	2,395
NIKE, Cl B	58,611	3,732
Nordstrom	57,434	3,443
Panera Bread, Cl A	6,028	1,121
Polaris Industries	76	7
priceline.com*	60	50
PulteGroup	443	9
Ralph Lauren, Cl A	9,894	1,719
Ross Stores	363	24
Signet Jewelers	454	31
Staples	81,579	1,294
Starbucks	44,998	2,947
Starwood Hotels & Resorts Worldwide	32,738	2,069
Target	53,225	3,665
Tiffany	8,101	590
Time Warner	1,084	63
Time Warner Cable	14,779	1,662
TJX	2,126	106
Tupperware Brands	1,523	118
Walt Disney	56,845	3,590
Yum! Brands	54,827	3,802

		53,063

Consumer Staples — 10.1%
Archer-Daniels-Midland	3,910	133
Avon Products	6,123	129
Bunge	1,900	135
Campbell Soup	19,827	888
Church & Dwight	2,343	145
Clorox	1,706	142
Coca-Cola	69,208	2,776

Description	Shares	Market Value ($ Thousands)
Coca-Cola Enterprises	3,360	$118
Colgate-Palmolive	63,700	3,649
ConAgra Foods	4,128	144
Costco Wholesale	46,839	5,179
CVS Caremark	61,575	3,521
Dean Foods*	6,848	69
Dr. Pepper Snapple Group	2,621	120
Energizer Holdings	1,290	130
Estee Lauder, Cl A	69,468	4,569
Flowers Foods	5,820	128
Fresh Market*	2,766	138
General Mills	3,656	177
Green Mountain Coffee Roasters*	2,240	168
Hershey	1,759	157
Hillshire Brands	4,379	145
Hormel Foods	3,334	129
Ingredion	2,197	144
JM Smucker	1,311	135
Kellogg	2,537	163
Kimberly-Clark	1,854	180
Kraft Foods Group	3,280	183
Kroger	4,206	145
McCormick	1,682	118
Mead Johnson Nutrition, Cl A	19,326	1,531
Mondelez International, Cl A	123,243	3,516
Monster Beverage	2,325	141
Nu Skin Enterprises, Cl A	2,571	157
PepsiCo	19,690	1,611
Pricesmart	5,528	484
Procter & Gamble	4,469	344
Safeway	5,985	142
Smithfield Foods	527	17
Sysco	4,724	161
Tyson Foods, Cl A	5,401	139
Wal-Mart Stores	19,983	1,489
WhiteWave Foods, Cl A	8,038	131
Whole Foods Market	70,810	3,645

		37,465

Energy — 4.8%
Anadarko Petroleum	2,042	175
Apache	18,794	1,575
Baker Hughes	25,364	1,170
Cameron International	235	14
Chevron	2,929	347
ConocoPhillips	1,362	82
EOG Resources	1,217	160
Exxon Mobil	18,684	1,688
Kinder Morgan	853	33
Murphy Oil	14,281	870
National Oilwell Varco	59,282	4,085
Noble Energy	28,674	1,722
Occidental Petroleum	12,057	1,076
Phillips 66	19,332	1,139

New Covenant Funds / Annual Report / June 30, 2013	11

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund (Continued)

June 30, 2013

Description	Shares	Market Value ($ Thousands)
Schlumberger	49,757	$3,566
Spectra Energy	845	29
Williams	764	25

		17,756

Financials — 7.4%
Aflac	11,210	652
American Express	49,511	3,701
American International Group*	69,822	3,121
Ameriprise Financial	295	24
Arch Capital Group	558	29
Ares Capital	1,320	23
Axis Capital Holdings	3,078	141
Bank of America	12,876	166
Bank of New York Mellon	1,615	45
BB&T	906	31
Berkshire Hathaway, Cl B	2,551	285
BlackRock, Cl A	504	129
Boston Properties‡	97	10
Capital One Financial	36,155	2,271
CBRE Group, Cl A	31,725	741
Charles Schwab	54,249	1,152
Chubb	1,345	114
Citigroup	45,120	2,164
Credicorp	5,555	711
Discover Financial Services	435	21
Equity Residential‡	2,092	121
Erie Indemnity, Cl A	25	2
Everest Re Group	226	29
Fidelity National Financial, Cl A	247	6
Forest City Enterprises, Cl A*	179	3
General Growth Properties‡	246	5
Goldman Sachs Group	673	102
HCP‡	2,081	95
JPMorgan Chase	42,116	2,223
Lazard, Cl A	37,338	1,200
Leucadia National	4,980	131
Loews	544	24
Marsh & McLennan	713	28
MetLife	32,440	1,484
Morgan Stanley	1,152	28
MSCI, Cl A*	29,276	974
Northern Trust	204	12
PartnerRe	316	29
Plum Creek Timber‡	149	7
PNC Financial Services Group	684	50
ProLogis‡	596	23
Prudential Financial	632	46
Simon Property Group‡	1,047	165
SLM	686	16
State Street	46,432	3,028
US Bancorp	2,716	98
Vornado Realty Trust‡	1,113	92
Wells Fargo	7,955	328

Description	Shares	Market Value ($ Thousands)
Weyerhaeuser‡	43,789	$1,248
White Mountains Insurance Group	41	24

		27,152

Health Care — 10.4%
Abbott Laboratories	1,908	66
AbbVie	1,789	74
Agilent Technologies	24,576	1,051
Alexion Pharmaceuticals*	11,051	1,019
Allergan	1,959	165
Amgen	18,570	1,832
Baxter International	881	61
Biogen Idec	12,420	2,673
Bristol-Myers Squibb	36,344	1,624
Celgene*	14,352	1,678
Cerner	20,832	2,002
DENTSPLY International	183	7
Eli Lilly	1,831	90
Express Scripts Holding*	56,018	3,456
Forest Laboratories	35,483	1,455
Gilead Sciences	36,387	1,863
HCA Holdings	1,295	46
Hologic	52,776	1,019
IDEXX Laboratories	7,826	703
Intuitive Surgical	3,680	1,864
Johnson & Johnson	58,886	5,056
Life Technologies	232	17
Medtronic	561	29
Merck	5,629	261
Mettler-Toledo International	42	9
Mylan*	480	15
Perrigo	17,034	2,061
Pfizer	138,292	3,874
Regeneron Pharmaceuticals	5,467	1,230
St. Jude Medical	27,871	1,272
Teleflex	11,338	879
Thermo Fisher Scientific	1,016	86
UnitedHealth Group	13,942	913
WellPoint	452	37

		38,487

Industrials — 5.3%
3M	1,695	186
ADT	195	8
Alliant Techsystems	1,840	152
AMETEK	314	13
Armstrong World Industries	462	22
BE Aerospace	1,593	100
Caterpillar	1,716	141
Cintas	551	25
Copa Holdings, Cl A	869	114
Crane	2,252	135
CSX	1,434	33
Cummins	17,894	1,941

12	New Covenant Funds / Annual Report / June 30, 2013

Description	Shares	Market Value ($ Thousands)
Danaher	2,292	$145
Deere	1,846	150
Delta Air Lines	2,350	44
Dover	243	19
Emerson Electric	23,899	1,303
Exelis	72,788	1,004
Fastenal	37,800	1,733
FedEx	224	22
General Electric	77,714	1,802
GrafTech International	110,526	805
Honeywell International	2,483	197
Huntington Ingalls Industries	2,320	131
IHS, Cl A	64	7
Illinois Tool Works	17,517	1,212
Kansas City Southern	13,663	1,448
Masco	4,598	90
Nielsen Holdings	3,499	117
Norfolk Southern	429	31
PACCAR	497	27
Pall	34,548	2,295
Parker Hannifin	1,607	153
Precision Castparts	217	49
Republic Services, Cl A	692	23
Southwest Airlines	2,246	29
Stanley Black & Decker	1,500	116
Textron	4,669	122
Timken	2,717	153
Toro	1,239	56
Towers Watson, Cl A	74	6
TransDigm Group	918	144
Triumph Group	119	9
Union Pacific	16,327	2,519
United Continental Holdings	1,868	58
United Parcel Service, Cl B	2,448	212
United Technologies	2,323	216
URS	102	5
Waste Management	3,917	158
Xylem	232	6

		19,486

Information Technology — 16.0%
Activision Blizzard	1,707	24
Adobe Systems*	83,462	3,802
Alliance Data Systems*	67	12
Altera	25,900	854
Amdocs	3,848	143
Amphenol, Cl A	366	28
Analog Devices	25,447	1,147
ANSYS	120	9
Apple	10,527	4,170
Applied Materials	127,266	1,898
Automatic Data Processing	59,092	4,069
BMC Software	214	10
Broadcom, Cl A	697	24

Description	Shares	Market Value ($ Thousands)
CA	799	$23
Cisco Systems	95,531	2,322
Citrix Systems	245	15
Cognizant Technology Solutions, Cl A*	248	16
Corning	2,041	29
Cree	139	9
Dell	3,957	53
eBay*	61,559	3,184
EMC	145,618	3,439
F5 Networks*	173	12
Facebook, Cl A*	33,136	824
Freescale Semiconductor*	6,600	89
Gartner*	127	7
Genpact	1,342	26
Google, Cl A*	3,563	3,137
Hewlett-Packard	2,215	55
Intel	11,456	277
International Business Machines	19,095	3,649
Intuit	314	19
Juniper Networks	693	13
LSI*	117,887	842
Marvell Technology Group	1,401	16
Mastercard, Cl A	4,825	2,772
Maxim Integrated Products	2,676	74
Microchip Technology	234	9
MICROS Systems	105	5
Microsoft	61,073	2,109
Molex	5,187	152
Motorola Solutions	2,038	118
NetApp	456	17
Oracle	107,979	3,317
Paychex	615	22
QUALCOMM	100,303	6,127
Red Hat	213	10
Riverbed Technology	78,780	1,226
Salesforce.com*	37,536	1,433
SanDisk	310	19
Skyworks Solutions	246	5
Solera Holdings	92	5
Symantec	982	22
Teradata	35,867	1,802
Texas Instruments	49,839	1,738
Total System Services	6,302	154
Trimble Navigation	3,253	85
VeriSign	857	38
Visa, Cl A	17,304	3,162
Xerox	34,580	314
Yahoo!	1,578	39
Zebra Technologies, Cl A	1,845	80

		59,100

Materials — 5.2%
Air Products & Chemicals	274	25
Ball	3,167	132

New Covenant Funds / Annual Report / June 30, 2013	13

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund (Concluded)

June 30, 2013

Description	Shares	Market Value ($ Thousands)
Crown Holdings	2,386	$98
Dow Chemical	70,051	2,254
Ecolab	32,943	2,806
E.I. du Pont de Nemours	28,070	1,474
International Paper	1,686	75
LyondellBasell Industries, Cl A	13,269	879
MeadWestvaco	694	23
Monsanto	49,728	4,913
Newmont Mining	24,630	738
Owens-Illinois	34,827	968
Packaging Corp of America	50	2
Praxair	17,611	2,028
Sealed Air	57,215	1,370
Sherwin-Williams	97	17
Sonoco Products	320	11
Southern Copper	699	19
Vulcan Materials	947	46
WR Grace*	13,689	1,151

		19,029

Telecommunication Services — 1.3%
AT&T	8,653	306
CenturyLink*	554	20
Crown Castle International	50,530	3,658
SBA Communications, Cl A	8,424	624
Verizon Communications	5,444	274
Windstream	1,862	14

		4,896

Utilities — 0.2%
Dominion Resources	2,840	161
Duke Energy	2,553	172
Entergy	232	16
Exelon	3,536	109
FirstEnergy	225	9
NextEra Energy	541	44
Northeast Utilities	406	17
PG&E	1,643	75
Southern	3,498	155
Xcel Energy	243	7

		765

		277,199

Total Common Stock (Cost $307,516) ($ Thousands)		360,126

Description		Shares/Face Amount (Thousands) (1)	Market Value ($ Thousands)

EXCHANGE-TRADED FUND — 0.3%
SPDR Gold Trust		9,170	$1,093

Total Exchange-Traded Fund (Cost $1,492) ($ Thousands)			1,093

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†**		4,660,971	4,661

Total Cash Equivalent (Cost $4,661) ($ Thousands)			4,661

TIME DEPOSITS — 0.7%
Brown Brothers Harriman
0.265%, 07/01/2013	CAD	3	2
0.030%, 07/01/2013		2,540	2,540
0.005%, 07/01/2013	JPY	357	4

Total Time Deposits (Cost $2,546) ($ Thousands)			2,546

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills (B)(C)
0.091%, 02/06/2014		$91	91
0.020%, 07/25/2013		200	200

Total U.S. Treasury Obligations (Cost $291) ($ Thousands)			291

Total Investments — 99.9% (Cost $316,506) ($ Thousands)			$368,717

The open futures contracts held by the Fund at June 30, 2013 are as follows:

Type of Contract	Number Of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	8	Sep-2013	$(10)
FTSE 100 Index	2	Sep-2013	(1)
S&P 500 Index EMINI	50	Sep-2013	(11)
S&P TSE 60 Index	1	Sep-2013	(2)
SPI 200 Index	1	Sep-2013	(1)
Topix Index	2	Sep-2013	3

			$(22)

For the year ended June 30, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

The futures contracts are considered to have equity risk associated with them.

Percentages are based on a Net Assets of $369,133 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of June 30, 2013.

†	Investment in Affiliated Security (see Note 3).

‡	Real Estate Investment Trust.

(1)	In U.S. Dollars unless otherwise indicated.

14	New Covenant Funds / Annual Report / June 30, 2013

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of June 30, 2013 was $57,143 ($ Thousands) and represented 15.5% of Net Assets.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

CAD — Canadian Dollar

Cl — Class

DJ — Dow Jones

FTSE — Financial Times and the London Stock Exchange

GDR — Global Depositary Receipt

JPY — Japanese Yen

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

SPI — Share Price Index

Topix — Tokyo Stock Price Index

TSE — Toronto Stock Exchange

The following is a list of the inputs used as of June 30, 2013 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$302,983	$57,143	$—	$360,126
Exchange-Traded Fund	1,093	—	—	1,093
Cash Equivalent	4,661	—	—	4,661
Time Deposits	2,546	—	—	2,546
U.S. Treasury Obligations	—	291	—	291

Total Investments in Securities	$311,283	$57,434	$—	$368,717

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts*	$(22)	$—	$—	$(22)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended June 30, 2013, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when the foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended June 30, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2013	15

SCHEDULE OF INVESTMENTS

New Covenant Income Fund

June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 46.3%

Agency Mortgage-Backed Obligations — 41.1%
FHLMC
5.500%, 12/01/2036	$313	$337
5.500%, 08/01/2038	237	254
5.500%, 11/01/2038	142	153
5.500%, 12/01/2038	1,021	1,106
5.000%, 12/01/2020	509	545
5.000%, 05/01/2022	229	245
5.000%, 04/01/2024	207	222
5.000%, 08/01/2038	67	72
5.000%, 03/01/2039	40	42
5.000%, 02/01/2040	749	809
4.500%, 11/01/2039	763	804
4.500%, 08/01/2040	2,516	2,651
4.500%, 08/01/2040	2,156	2,272
4.000%, 09/01/2040	178	185
4.000%, 06/01/2043	100	105
4.000%, 06/01/2043	100	105
4.000%, 07/01/2043	100	105
4.000%, 07/01/2043	100	106
3.990%, 07/01/2040 (A)	558	592
3.500%, 11/01/2042	396	397
3.500%, 01/01/2043	198	199
3.500%, 02/01/2043	99	100
3.500%, 04/01/2043	99	100
3.500%, 05/01/2043	396	403
3.500%, 05/01/2043	999	1,002
3.500%, 06/01/2043	998	1,001
FHLMC CMO,
Ser 2007-3349, Cl AS, IO
6.308%, 07/15/2037 (A)	1,595	242
FHLMC CMO,
Ser 2011-3947, Cl SG, IO
5.758%, 10/15/2041 (A)	909	227
FHLMC CMO, Ser 2012-274, Cl F1
0.693%, 08/15/2042 (A)	487	490

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 2012-279, Cl F6
0.643%, 09/15/2042 (A)	$486	$489
FHLMC CMO,
Ser 2012-4013, Cl AI, IO
4.000%, 02/15/2039	652	127
FHLMC CMO,
Ser 2012-4057, Cl SA, IO
5.858%, 04/15/2039 (A)	592	121
FHLMC CMO,
Ser 2012-4057, Cl UI, IO
3.000%, 05/15/2027	545	59
FHLMC CMO,
Ser 2012-4068, Cl DS, IO
5.808%, 06/15/2042 (A)	95	22
FHLMC CMO,
Ser 2012-4085, Cl IO, IO
3.000%, 06/15/2027	1,193	165
FHLMC CMO,
Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	1,485	188
FHLMC CMO,
Ser 2012-4097, Cl ES, IO
5.908%, 08/15/2042 (A)	189	44
FHLMC CMO,
Ser 2012-4097, Cl ST, IO
5.858%, 08/15/2042 (A)	95	22
FHLMC CMO,
Ser 2012-4116, Cl LS, IO
6.008%, 10/15/2042 (A)	562	122
FHLMC CMO,
Ser 2012-4120, Cl SV, IO
5.958%, 10/15/2042 (A)	484	105
FHLMC CMO,
Ser 2012-4136, Cl SW, IO
5.958%, 11/15/2042 (A)	97	25
FHLMC CMO,
Ser 2012-4147, Cl CS, IO
5.908%, 12/15/2042 (A)	98	26
FHLMC CMO,
Ser 2013-4150, Cl SP, IO
5.958%, 01/15/2043 (A)	195	44
FHLMC CMO,
Ser 2013-4199, Cl CS, IO
5.958%, 05/15/2043 (A)	199	53
FHLMC CMO,
Ser 2013-4199, Cl SB, IO
6.008%, 05/15/2040 (A)	199	48
FHLMC CMO,
Ser 2013-4203, Cl PS, IO
6.058%, 09/15/2042 (A)	497	102
FHLMC CMO,
Ser 2013-4219, Cl JA
3.500%, 08/15/2039	1,000	1,057

16	New Covenant Funds / Annual Report / June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K021, Cl XI
1.646%, 06/25/2022 (A)	$559	$57
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K024, Cl XI
1.026%, 09/25/2022 (A)	279	18
FHLMC TBA
3.500%, 07/15/2041	1,400	1,418
2.500%, 07/15/2027	1,000	1,005
FNMA
7.000%, 11/01/2037	11	13
7.000%, 11/01/2037	5	6
7.000%, 12/01/2037	12	14
7.000%, 02/01/2038	14	16
7.000%, 09/01/2038	4	4
7.000%, 11/01/2038	15	18
7.000%, 11/01/2038	22	26
7.000%, 11/01/2038	10	11
7.000%, 11/01/2038	91	106
6.500%, 08/01/2017	158	171
6.000%, 12/01/2035	110	117
6.000%, 07/01/2037	246	267
6.000%, 09/01/2037	291	316
6.000%, 11/01/2038	376	409
5.500%, 09/01/2034	1,061	1,163
5.500%, 02/01/2035	636	697
5.000%, 01/01/2021	441	471
5.000%, 11/01/2025	296	322
5.000%, 06/01/2035	318	344
5.000%, 07/01/2035	1,612	1,740
5.000%, 02/01/2036	556	600
5.000%, 03/01/2036	788	849
5.000%, 03/01/2040	350	377
5.000%, 06/01/2040	859	933
5.000%, 06/01/2040	626	679
5.000%, 06/01/2040	80	86
4.601%, 04/01/2020	1,367	1,518
4.530%, 12/01/2019	997	1,130
4.501%, 01/01/2020	757	847
4.500%, 07/01/2037	1,700	1,799
4.377%, 11/01/2019	520	578
4.000%, 06/01/2025	549	579
4.000%, 07/13/2039	1,900	1,979
4.000%, 02/01/2041	1,934	2,022
4.000%, 09/01/2041	803	838
4.000%, 04/01/2042	5,522	5,781
4.000%, 07/01/2042	966	997
4.000%, 05/01/2043	199	209
4.000%, 06/01/2043	100	105
4.000%, 06/01/2043	100	105
4.000%, 06/01/2043	100	105
4.000%, 06/01/2043	100	105
4.000%, 06/01/2043	199	210

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.000%, 07/01/2043	$200	$210
4.000%, 07/01/2043	100	105
4.000%, 07/01/2043	200	210
3.686%, 01/01/2021	1,470	1,556
3.500%, 05/01/2033	498	505
3.500%, 03/01/2041	947	963
3.500%, 10/01/2042	98	98
3.500%, 12/01/2042	198	199
3.500%, 12/01/2042	197	197
3.500%, 12/01/2042	98	98
3.500%, 03/01/2043	1,189	1,192
3.500%, 04/01/2043	696	698
3.500%, 06/01/2043	998	1,003
3.030%, 12/01/2021	732	737
3.000%, 07/01/2042	5,600	5,471
2.575%, 03/01/2036 (A)	136	145
2.500%, 10/01/2042	1,068	994
2.500%, 07/25/2043	400	372
2.400%, 12/01/2022	250	239
1.940%, 07/01/2019	400	403
1.880%, 05/01/2043 (A)	2,447	2,454
0.648%, 01/01/2023 (A)	496	497
0.558%, 01/01/2023 (A)	496	497
0.548%, 01/01/2023 (A)	496	497
0.538%, 01/01/2023 (A)	500	501
0.538%, 01/01/2023 (A)	400	401
FNMA CMO, Ser 1992-1, Cl F
1.019%, 01/25/2022 (A)	247	249
FNMA CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	1,012	1,144
FNMA CMO, Ser 2004-90, Cl LH
5.000%, 04/25/2034	1,509	1,582
FNMA CMO, Ser 2005-22, Cl DA
5.500%, 12/25/2034	915	1,010
FNMA CMO, Ser 2009-86, Cl CA
4.500%, 09/25/2024	88	89
FNMA CMO, Ser 2010-100, Cl CS, IO
6.457%, 09/25/2040 (A)	1,647	265
FNMA CMO, Ser 2012-108, Cl F
0.693%, 10/25/2042 (A)	486	490
FNMA CMO, Ser 2012-111, Cl JS, IO
5.907%, 07/25/2040 (A)	677	153
FNMA CMO, Ser 2012-111, Cl SB, IO
6.407%, 10/25/2042 (A)	193	49
FNMA CMO, Ser 2012-128, Cl SL, IO
5.957%, 11/25/2042 (A)	98	25
FNMA CMO, Ser 2012-128, Cl SQ, IO
5.957%, 11/25/2042 (A)	97	25
FNMA CMO, Ser 2012-134, Cl SC, IO
5.957%, 12/25/2042 (A)	194	46
FNMA CMO, Ser 2012-134, Cl SK, IO
5.957%, 12/25/2042 (A)	97	23
FNMA CMO, Ser 2012-74, Cl AI, IO
3.000%, 07/25/2027	1,960	251

New Covenant Funds / Annual Report / June 30, 2013	17

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2012-89, Cl AS, IO
5.857%, 05/25/2039 (A)	$857	$162
FNMA CMO, Ser 2012-93, Cl SG, IO
5.907%, 09/25/2042 (A)	381	80
FNMA CMO, Ser 2012-93, Cl SM, IO
5.907%, 09/25/2042 (A)	382	86
FNMA CMO, Ser 2012-93, Cl UI, IO
3.000%, 09/25/2027	1,515	194
FNMA CMO, Ser 2012-98, Cl SA, IO
5.857%, 05/25/2039 (A)	95	20
FNMA CMO, Ser 2012-M11, Cl FA
0.723%, 08/25/2019 (A)	432	433
FNMA CMO, Ser 2013-19, Cl SK, IO
5.957%, 03/25/2043 (A)	99	25
FNMA CMO, Ser 2013-9, Cl SG, IO
6.007%, 03/25/2039 (A)	99	23
FNMA CMO, Ser 2013-M7, Cl A2
2.280%, 12/27/2022	219	204
FNMA TBA
5.481%, 06/01/2017	2,123	2,415
3.500%, 07/01/2041	4,700	4,771
2.500%, 07/01/2027	4,000	4,023
GNMA
5.500%, 02/20/2037	307	336
5.500%, 07/20/2038	177	194
5.500%, 01/15/2039	410	447
5.000%, 12/20/2038	144	149
5.000%, 03/15/2039	399	432
5.000%, 03/20/2039	289	304
5.000%, 07/20/2040	3,095	3,413
4.863%, 06/20/2061	1,676	1,851
4.826%, 06/20/2061	1,442	1,596
4.697%, 09/20/2061	1,392	1,536
4.650%, 12/20/2060	1,384	1,517
4.626%, 07/20/2061	1,509	1,646
4.500%, 07/20/2038	309	328
4.500%, 05/20/2040	1,738	1,871
4.500%, 07/20/2040	2,709	2,905
4.500%, 01/20/2041	951	1,025
4.500%, 07/20/2041	374	401
4.295%, 07/20/2061	1,330	1,457
3.500%, 07/01/2042	1,100	1,128
2.500%, 02/20/2027	2,595	2,623
GNMA CMO, Ser 2004-10, Cl C
4.666%, 07/16/2031	182	183
GNMA CMO, Ser 2004-108, Cl AB
4.397%, 12/16/2032 (A)	148	151
GNMA CMO, Ser 2009-108, Cl WG
4.000%, 09/20/2038	827	888
GNMA CMO, Ser 2009-31, Cl MA
4.500%, 08/20/2033	137	140
GNMA CMO, Ser 2009-86, Cl A
3.536%, 09/16/2035	251	255
GNMA CMO, Ser 2010-48, Cl AC
4.229%, 02/16/2040	203	207

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA CMO, Ser 2010-71, Cl AD
3.489%, 03/16/2039	$711	$728
GNMA CMO, Ser 2011-147, Cl A
2.174%, 07/16/2038	1,433	1,457
GNMA CMO, Ser 2012-22, Cl AB
1.661%, 03/16/2033	1,341	1,351
GNMA CMO, Ser 2012-H18, Cl NA
0.718%, 08/20/2062 (A)	384	383
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	279	44
GNMA CMO, Ser 2012-77, Cl KI, IO
7.500%, 04/20/2031	286	67
GNMA TBA
3.500%, 07/15/2041	1,100	1,129
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl A2
2.900%, 10/29/2020	350	365
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl APT
2.650%, 10/29/2020	362	376

		119,812

Non-Agency Mortgage-Backed Obligations — 5.2%
American Home Mortgage Investment Trust, Ser 2004-4, Cl 1A1
0.533%, 02/25/2045 (A)	381	350
American Home Mortgage Investment Trust, Ser 2005-1, Cl 7A1
2.414%, 06/25/2045 (A)	388	387
Banc of America Commercial Mortgage Trust, Ser 2006-2, Cl AM
5.954%, 05/10/2045 (A)	100	109
Banc of America Funding, Ser 2012-R6, Cl 1A1
3.000%, 10/26/2039 (B)(C)	185	185
Banc of America Merrill Lynch Commercial Mortgage, Ser 2004-3, Cl A5
5.743%, 06/10/2039 (A)	382	393
Banc of America Mortgage Trust, Ser 2004-3, Cl 1A26
5.500%, 04/25/2034	124	127
Banc of America Mortgage Trust, Ser 2004-9, Cl 3A1
6.500%, 09/25/2032	155	163
BCAP Trust, Ser 2012-RR10, Cl 3A1
0.383%, 05/26/2036 (A)(B)	411	382
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
0.833%, 07/25/2034 (A)	132	125
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, Cl A4A
4.871%, 09/11/2042	328	350

18	New Covenant Funds / Annual Report / June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl A4
5.905%, 06/11/2040 (A)	$550	$621
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW16, Cl AM
5.905%, 06/11/2040 (A)	50	55
Citigroup Mortgage Loan Trust, Ser 2012-A, Cl A
2.500%, 06/25/2051 (B)(C)	114	113
COBALT CMBS Commercial Mortgage Trust, Ser 2007-C2, Cl AMFX
5.526%, 04/15/2047 (A)	70	77
Commercial Mortgage Pass-Through Certificates, Ser CR3, Cl A3
2.822%, 11/15/2045	10	9
Commercial Mortgage Pass-Through Certificates, Ser 2005-C6, Cl A5A
5.116%, 06/10/2044 (A)	360	386
Commercial Mortgage Pass-Through Certificates, Ser 2012- MVP, Cl A
2.139%, 11/17/2026 (A)(B)	99	99
Commercial Mortgage Pass-Through Certificates, Ser WWP, Cl A2
3.424%, 03/10/2031 (B)	100	96
Countrywide Alternative Loan Trust,
Ser 2003-20CB, Cl 1A1
5.500%, 10/25/2033	558	589
CSMC, Ser 2012-11R, Cl A6
1.194%, 06/28/2047 (A)(B)(C)	447	432
DBRR Trust, Ser 2013-EZ2, Cl A
0.853%, 02/25/2045 (A)(B)	98	98
Extended Stay America Trust,
Ser 2013-ESH7, Cl A27
2.958%, 12/05/2031 (B)	110	107
GE Capital Commercial Mortgage,
Ser 2004-C1, Cl A3
4.596%, 11/10/2038	431	435
GMAC Commercial Mortgage Securities, Ser 2004-C2, Cl A4
5.301%, 08/10/2038 (A)	416	429
Homestar Mortgage Acceptance,
Ser 2004-6, Cl M2
0.863%, 01/25/2035 (A)	689	637
Homestar Mortgage Acceptance,
Ser 2004-6, Cl M3
1.293%, 01/25/2035 (A)	410	365
Impac CMB Trust, Ser 2004-6, Cl 1A2
0.973%, 10/25/2034 (A)	132	125
Impac CMB Trust,
Ser 2007-A, Cl M1
0.593%, 05/25/2037 (A)	541	486
Impac Secured Assets Trust,
Ser 2007-2, Cl 2A
0.443%, 04/25/2037 (A)	244	220

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl AM
5.440%, 05/15/2045	$30	$33
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A3
4.171%, 08/15/2046	10	10
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 5A2
4.257%, 02/25/2035 (A)	199	200
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl A4
5.372%, 09/15/2039	103	113
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl AM
6.425%, 09/15/2045 (A)	280	314
MASTR Alternative Loans Trust,
Ser 2004-2, Cl 4A1
5.000%, 02/25/2019	161	166
MASTR Asset Securitization Trust,
Ser 2003-11, Cl 8A1
5.500%, 12/25/2033	405	423
MASTR Asset Securitization Trust,
Ser 2003-7, Cl 1A1
5.500%, 09/25/2033	152	160
MASTR Seasoned Securities Trust,
Ser 2004-2, Cl A2
6.500%, 08/25/2032	194	214
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-8, Cl A3
6.093%, 08/12/2049 (A)	200	226
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl AM
5.204%, 12/12/2049 (A)	100	108
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl AS
3.476%, 11/15/2045	40	38
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl A4
2.918%, 02/15/2046	60	56
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	61	57
Morgan Stanley Capital I,
Ser 2007-IQ14, Cl A4
5.692%, 04/15/2049 (A)	35	39
Morgan Stanley Reremic Trust,
Ser 2012-XA, Cl A
2.000%, 07/27/2049 (B)	294	298
MSSR, Ser 12-IO, Cl AXA
1.000%, 03/27/2051 (B)	114	113
NorthStar Mortgage Trust,
Ser 2012-1, Cl A
1.393%, 08/25/2029 (A)(B)	125	124

New Covenant Funds / Annual Report / June 30, 2013	19

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
RALI Trust, Ser 2003-QS13, Cl A5
0.843%, 07/25/2033 (A)	$116	$109
RALI Trust, Ser 2004-QS5, Cl A1
4.600%, 04/25/2034	221	228
Residential Asset Securitization Trust, Ser 2003-A7, Cl A12
5.500%, 07/25/2033	246	248
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 4A
2.703%, 12/25/2034 (A)	148	144
Sequoia Mortgage Trust,
Ser 2004-11, Cl A1
0.492%, 12/20/2034 (A)	400	380
Sequoia Mortgage Trust,
Ser 2004-5, Cl A2
0.712%, 06/20/2034 (A)	205	190
Springleaf Mortgage Loan Trust,
Ser 2012-2A, Cl A
2.220%, 10/25/2057 (A)(B)	391	397
Springleaf Mortgage Loan Trust,
Ser 2012-2A, Cl M2
4.610%, 10/25/2057 (A)(B)	200	201
Springleaf Mortgage Loan Trust,
Ser 2012-3A, Cl A
1.570%, 12/25/2059 (A)(B)	145	146
Springleaf Mortgage Loan Trust,
Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A)(B)	337	337
Springleaf Mortgage Loan Trust,
Ser 2013-1A, Cl M1
2.310%, 06/25/2058 (A)(B)	103	103
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004- 3AC, Cl A2
2.499%, 03/25/2034 (A)	495	490
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
0.833%, 09/25/2043 (A)	288	274
UBS-BAMLL Trust, Ser 2012- WRM, Cl A
3.663%, 06/10/2030 (B)	116	113
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	73	72
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl AS
3.317%, 12/10/2045 (B)	120	113
UBS-Barclays Commercial Mortgage Trust IO, Ser 2012-CN, Cl XA
1.968%, 05/10/2063 (A)(B)	494	47
Vericrest Opportunity Loan Transferee, Ser 2012-NL3A, Cl A
2.734%, 11/25/2060 (A)(B)(C)	206	206
Vericrest Opportunity Loan Trust,
Ser 2013-1A, Cl A
3.105%, 11/25/2050 (A)(B)(C)	189	189

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Wachovia Bank Commercial Mortgage Trust, Ser 2004-C12, Cl A4
5.478%, 07/15/2041 (A)	$316	$324
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C29, Cl A4
5.308%, 11/15/2048	25	28
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AM
5.383%, 12/15/2043	70	74
WFRBS Commercial Mortgage Trust, Ser 2013-C11, Cl AS
3.311%, 03/15/2045	160	150
WFRBS Commercial Mortgage Trust IO, Ser 2012-C7, Cl XA
1.755%, 06/15/2045 (A)(B)	1,331	135

		15,340

Total Mortgage-Backed Securities (Cost $133,746) ($ Thousands)		135,152

CORPORATE OBLIGATIONS — 22.5%

Consumer Discretionary — 1.8%
American Honda Finance
1.000%, 08/11/2015 (B)	490	491
CBS
7.875%, 09/01/2023	80	99
Daimler Finance North America
6.500%, 11/15/2013	420	429
2.250%, 07/31/2019 (B)	200	194
Ford Motor Credit
8.125%, 01/15/2020	340	410
5.875%, 08/02/2021	230	251
3.000%, 06/12/2017	200	200
Historic TW
6.625%, 05/15/2029	50	58
Hyundai Capital America
1.625%, 10/02/2015 (B)	180	179
Macy’s Retail Holdings
5.750%, 07/15/2014	510	535
2.875%, 02/15/2023	33	31
NBC Universal Media
2.875%, 01/15/2023	100	95
News America
5.300%, 12/15/2014	510	543
Nissan Motor Acceptance
1.800%, 03/15/2018 (B)	102	99
TCI Communications
8.750%, 08/01/2015	536	620
Time Warner
4.750%, 03/29/2021	50	54
Time Warner Cable
8.250%, 02/14/2014	370	387
5.000%, 02/01/2020	490	511

20	New Covenant Funds / Annual Report / June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Walt Disney
0.450%, 12/01/2015	$13	$13

		5,199

Consumer Staples — 1.1%
Bunge Finance
8.500%, 06/15/2019	60	74
ConAgra Foods
2.100%, 03/15/2018	14	14
1.300%, 01/25/2016	10	10
CVS Caremark
4.125%, 05/15/2021	300	317
Kimberly-Clark
6.125%, 08/01/2017	140	164
Kraft Foods Group
5.375%, 02/10/2020	206	232
3.500%, 06/06/2022	320	317
Kroger
8.000%, 09/15/2029	40	50
3.900%, 10/01/2015	660	700
Mondelez International
5.375%, 02/10/2020	184	206
PepsiCo
3.000%, 08/25/2021	290	285
2.750%, 03/05/2022	80	77
2.500%, 05/10/2016	280	291
1.250%, 08/13/2017	52	51
0.700%, 08/13/2015	250	250
Wal-Mart Stores
4.250%, 04/15/2021	210	229

		3,267

Energy — 2.0%
Anadarko Holding
7.150%, 05/15/2028	80	92
Anadarko Petroleum
6.375%, 09/15/2017	550	632
5.950%, 09/15/2016	40	45
Apache
3.625%, 02/01/2021	60	62
3.250%, 04/15/2022	460	453
2.625%, 01/15/2023	19	18
Baker Hughes
3.200%, 08/15/2021	90	91
Cameron International
1.600%, 04/30/2015	22	22
Canadian Natural Resources
3.450%, 11/15/2021	60	60
Chevron
3.191%, 06/24/2023	103	102
2.427%, 06/24/2020	85	84
ConocoPhillips
6.000%, 01/15/2020	230	274
4.750%, 02/01/2014	43	44

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Devon Energy
6.300%, 01/15/2019	$320	$371
3.250%, 05/15/2022	38	37
1.875%, 05/15/2017	80	79
EOG Resources
2.625%, 03/15/2023	26	24
Hess
8.125%, 02/15/2019	200	251
7.875%, 10/01/2029	70	87
Kinder Morgan Energy Partners LP
6.000%, 02/01/2017	230	259
Magellan Midstream Partners
4.250%, 02/01/2021	70	74
Marathon Oil
6.000%, 10/01/2017	56	64
0.900%, 11/01/2015	66	66
Nabors Industries
9.250%, 01/15/2019	60	74
4.625%, 09/15/2021	60	59
National Oilwell Varco
1.350%, 12/01/2017	18	18
NextEra Energy Capital Holdings
1.200%, 06/01/2015	29	29
Noble Energy
4.150%, 12/15/2021	290	299
Occidental Petroleum
3.125%, 02/15/2022	230	223
2.700%, 02/15/2023	237	219
Petrodrill Five
4.390%, 04/15/2016 (C)	337	352
Petrodrill Four
4.240%, 01/15/2016 (C)	486	495
Spectra Energy Capital
5.650%, 03/01/2020	53	59
Statoil
2.650%, 01/15/2024	64	59
1.150%, 05/15/2018	60	58
Texas Eastern Transmission
2.800%, 10/15/2022 (B)	92	86
Tosco
7.800%, 01/01/2027	50	67
TransCanada PipeLines
2.500%, 08/01/2022	90	83
Transocean
6.375%, 12/15/2021	60	67
Weatherford International
9.875%, 03/01/2039	40	54
Williams Partners LP
7.250%, 02/01/2017	135	157

		5,749

New Covenant Funds / Annual Report / June 30, 2013	21

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Financials — 9.1%
Allstate
3.150%, 06/15/2023	$28	$27
American Express
2.650%, 12/02/2022	615	568
American Tower Trust I‡
1.551%, 03/15/2018 (B)	50	49
Arden Realty LP‡
5.250%, 03/01/2015	664	705
Bank of America
7.625%, 06/01/2019	365	439
5.625%, 07/01/2020	250	275
5.420%, 03/15/2017	200	214
5.000%, 05/13/2021	360	384
Bank of Montreal
2.550%, 11/06/2022	145	134
1.400%, 09/11/2017	86	84
Bank of New York Mellon
4.600%, 01/15/2020	136	149
Bank of Nova Scotia
1.375%, 12/18/2017	200	194
Barrick North America Finance
4.400%, 05/30/2021	90	81
BB&T
6.850%, 04/30/2019	240	292
1.600%, 08/15/2017	56	55
Bear Stearns
7.250%, 02/01/2018	140	167
Berkshire Hathaway Finance
3.000%, 05/15/2022	154	149
BlackRock
3.375%, 06/01/2022	58	58
Blackstone Holdings Finance
4.750%, 02/15/2023 (B)	66	70
Canadian Imperial Bank of Commerce
0.900%, 10/01/2015	35	35
Capital One Bank USA
3.375%, 02/15/2023	300	284
Caterpillar Financial Services
6.200%, 09/30/2013	400	406
2.850%, 06/01/2022	53	51
1.250%, 11/06/2017	43	42
Citigroup
6.125%, 11/21/2017	815	926
6.010%, 01/15/2015	160	171
6.000%, 12/13/2013	325	333
5.375%, 08/09/2020	373	412
4.050%, 07/30/2022	140	135
3.500%, 05/15/2023	200	180
2.250%, 08/07/2015	400	407
CME Group
3.000%, 09/15/2022	80	75
CNA Financial
5.875%, 08/15/2020	332	376

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Commonwealth Bank of Australia NY
1.250%, 09/18/2015	$320	$322
ERAC USA Finance
4.500%, 08/16/2021 (B)	80	84
1.400%, 04/15/2016 (B)	22	22
ERP Operating LP‡
5.375%, 08/01/2016	104	116
4.625%, 12/15/2021	104	110
General Electric Capital
6.000%, 08/07/2019	1,629	1,891
2.100%, 12/11/2019	40	39
1.625%, 07/02/2015	184	186
1.000%, 12/11/2015	25	25
Goldman Sachs Group
6.150%, 04/01/2018	320	361
6.000%, 06/15/2020	480	539
5.950%, 01/18/2018	660	739
5.375%, 03/15/2020	320	347
5.350%, 01/15/2016	427	463
HCP‡
2.625%, 02/01/2020	110	103
HSBC Finance
6.676%, 01/15/2021	180	199
5.000%, 06/30/2015	264	282
HSBC USA
1.625%, 01/16/2018	250	244
Jefferies Group
8.500%, 07/15/2019	136	164
John Deere Capital
2.250%, 04/17/2019	60	60
1.700%, 01/15/2020	49	46
1.200%, 10/10/2017	22	21
0.950%, 06/29/2015	46	46
JPMorgan Chase
3.375%, 05/01/2023	240	223
1.100%, 10/15/2015	360	358
KeyCorp
5.100%, 03/24/2021	72	80
Lincoln National
8.750%, 07/01/2019	35	45
Macquarie Bank
3.450%, 07/27/2015 (B)	40	41
MassMutual Global Funding II
2.500%, 10/17/2022 (B)	106	96
Merrill Lynch
6.875%, 04/25/2018	390	449
MetLife
6.750%, 06/01/2016	290	332
Metropolitan Life Global Funding I
1.700%, 06/29/2015 (B)	213	216
1.500%, 01/10/2018 (B)	100	97
Morgan Stanley
6.000%, 05/13/2014	660	686
5.625%, 09/23/2019	200	215

22	New Covenant Funds / Annual Report / June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.500%, 01/26/2020	$100	$107
5.500%, 07/28/2021	280	299
Nationsbank
10.200%, 07/15/2015	264	306
New York Life Global Funding
0.750%, 07/24/2015 (B)	160	160
Nordea Bank
1.625%, 05/15/2018 (B)	220	213
PNC Bank
6.875%, 04/01/2018	250	300
2.700%, 11/01/2022	260	236
Principal Life Global Funding II
1.000%, 12/11/2015 (B)	37	37
0.904%, 07/09/2014 (A)(B)	48	48
Private Export Funding
4.550%, 05/15/2015	624	673
ProLogis‡
6.875%, 03/15/2020	70	81
Prudential Financial
5.100%, 09/20/2014	490	515
Prudential Holdings
8.695%, 12/18/2023 (B)	564	709
Prudential Insurance of America
8.300%, 07/01/2025 (B)	150	194
Royal Bank of Canada
1.200%, 09/19/2017	129	126
Royal Bank of Scotland Group
2.550%, 09/18/2015	180	183
Simon Property Group‡
5.650%, 02/01/2020	80	91
Skandinaviska Enskilda Banken
1.375%, 05/29/2018 (B)	800	771
SLM
3.875%, 09/10/2015	110	111
0.576%, 01/27/2014 (A)	550	545
Standard Chartered Bank
6.400%, 09/26/2017 (B)	150	169
State Street
3.100%, 05/15/2023	36	34
SunTrust Banks
3.500%, 01/20/2017	70	73
Toronto-Dominion Bank
1.400%, 04/30/2018	77	75
Toyota Motor Credit
1.250%, 10/05/2017	374	363
UBS
5.875%, 12/20/2017	100	115
US Bancorp
4.200%, 05/15/2014	290	299
2.950%, 07/15/2022	120	111
Wachovia
5.750%, 02/01/2018	320	369
Wachovia Bank
6.000%, 11/15/2017	500	571

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
WEA Finance
3.375%, 10/03/2022 (B)	$79	$74
Wells Fargo
5.625%, 12/11/2017	585	665
4.600%, 04/01/2021	480	523
3.450%, 02/13/2023	120	115
1.500%, 01/16/2018	140	136

		26,571

Health Care — 1.5%
AbbVie
2.900%, 11/06/2022 (B)	180	168
1.750%, 11/06/2017 (B)	399	391
Agilent Technologies
5.000%, 07/15/2020	320	345
Baxter International
5.900%, 09/01/2016	300	342
Celgene
1.900%, 08/15/2017	50	49
Express Scripts Holding
3.500%, 11/15/2016	480	510
Humana
3.150%, 12/01/2022	260	241
Johnson & Johnson
1.200%, 05/15/2014	510	514
Medtronic
3.125%, 03/15/2022	190	185
Novartis Capital
2.400%, 09/21/2022	50	47
Pfizer
3.000%, 06/15/2023	70	68
Quest Diagnostics
4.750%, 01/30/2020	40	42
UnitedHealth Group
4.700%, 02/15/2021	68	75
2.750%, 02/15/2023	17	16
1.875%, 11/15/2016	320	326
1.625%, 03/15/2019	200	193
WellPoint
3.300%, 01/15/2023	36	34
3.125%, 05/15/2022	400	379
1.250%, 09/10/2015	50	50
Wyeth
5.450%, 04/01/2017	230	261
Zoetis
3.250%, 02/01/2023 (B)	50	48
1.875%, 02/01/2018 (B)	85	83

		4,367

Industrials — 2.6%
3M
1.000%, 06/26/2017	60	59

New Covenant Funds / Annual Report / June 30, 2013	23

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
ADT
4.125%, 06/15/2023	$100	$94
3.500%, 07/15/2022	30	28
American Airlines Pass-Through Trust, Ser 2011-1
5.250%, 01/31/2021	119	127
Burlington Northern and Santa Fe Railway 2002-2, Pass-Through Trust
5.140%, 01/15/2021	789	839
Canal Barge
4.500%, 11/12/2034 (C)	964	1,085
Caterpillar
1.500%, 06/26/2017	46	45
Continental Airlines 1999-1, Pass-Through Trust
6.545%, 02/02/2019	37	41
Continental Airlines 2012-2, Pass-Through Trust
4.000%, 10/29/2024	53	52
CSX
3.700%, 10/30/2020	56	58
CSX Transportation
6.251%, 01/15/2023	784	913
Deere
2.600%, 06/08/2022	48	46
Delta Air Lines 2012-1, Pass-Through Trust
4.750%, 05/07/2020	44	46
Eaton
2.750%, 11/02/2022 (B)	410	384
1.500%, 11/02/2017 (B)	133	129
Enterprise Products Operating
5.250%, 01/31/2020	670	749
General Electric
2.700%, 10/09/2022	42	40
0.850%, 10/09/2015	100	100
Ingersoll-Rand Global Holding
2.875%, 01/15/2019 (B)	31	31
Koninklijke Philips
3.750%, 03/15/2022	80	80
Matson Navigation
5.337%, 09/04/2028 (C)	725	812
News America
9.500%, 07/15/2024	80	107
Penske Truck Leasing LP
4.875%, 07/11/2022 (B)	72	74
Republic Services
3.550%, 06/01/2022	40	39
Ryder System
3.500%, 06/01/2017	70	72
Union Pacific
5.404%, 07/02/2025	1,159	1,235
United Parcel Service
2.450%, 10/01/2022	23	22

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
United Technologies
3.100%, 06/01/2022	$42	$41
Waste Management
7.375%, 03/11/2019	40	48

		7,396

Information Technology — 0.8%
Apple
2.400%, 05/03/2023	494	458
0.523%, 05/03/2018 (A)	79	79
Arrow Electronics
3.000%, 03/01/2018	21	21
eBay
2.600%, 07/15/2022	19	18
1.350%, 07/15/2017	44	43
EMC
2.650%, 06/01/2020	115	113
Hewlett-Packard
4.650%, 12/09/2021	88	88
3.750%, 12/01/2020	160	155
International Business Machines
1.625%, 05/15/2020	222	208
Microsoft
0.875%, 11/15/2017	15	15
Oracle
2.500%, 10/15/2022	121	112
1.200%, 10/15/2017	190	184
Texas Instruments
1.650%, 08/03/2019	26	25
0.450%, 08/03/2015	34	34
Xerox
1.672%, 09/13/2013 (A)	797	798

		2,351

Materials — 0.7%
Barrick
4.100%, 05/01/2023 (B)	210	175
Dow Chemical
3.000%, 11/15/2022	71	66
Ecolab
4.350%, 12/08/2021	80	85
1.450%, 12/08/2017	56	54
1.000%, 08/09/2015	38	38
Freeport-McMoRan Copper & Gold
3.550%, 03/01/2022	280	254
3.100%, 03/15/2020 (B)	60	55
2.375%, 03/15/2018 (B)	40	38
2.150%, 03/01/2017	65	64
Mosaic
3.750%, 11/15/2021	70	70
Plum Creek Timberlands LP
5.875%, 11/15/2015	332	364
PPG Industries
7.400%, 08/15/2019	80	97

24	New Covenant Funds / Annual Report / June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Rio Tinto Finance USA
4.125%, 05/20/2021	$550	$559
1.625%, 08/21/2017	33	33
Southern Copper
3.500%, 11/08/2022	130	117

		2,069

Telecommunication Services — 0.7%
AT&T
5.500%, 02/01/2018	330	377
4.450%, 05/15/2021	40	43
3.875%, 08/15/2021	70	72
1.400%, 12/01/2017	150	146
0.800%, 12/01/2015	55	55
BellSouth Telecommunications
6.375%, 06/01/2028	128	145
Cellco Partnership
8.500%, 11/15/2018	160	208
COX Communications
3.250%, 12/15/2022 (B)	60	56
DIRECTV Holdings
5.000%, 03/01/2021	80	84
Discovery Communications
3.300%, 05/15/2022	96	92
GTE
6.940%, 04/15/2028	120	144
Qwest
6.875%, 09/15/2033	90	87
TCI Communications
7.875%, 02/15/2026	240	318
Verizon Communications
6.350%, 04/01/2019	90	107
3.500%, 11/01/2021	90	90
2.450%, 11/01/2022	130	118

		2,142

Utilities — 2.2%
AGL Capital
3.500%, 09/15/2021	70	72
American Electric Power
1.650%, 12/15/2017	10	10
American Water Capital
6.085%, 10/15/2017	765	882
Atmos Energy
8.500%, 03/15/2019	80	105
Baltimore Gas & Electric
2.800%, 08/15/2022	38	36
CenterPoint Energy Houston Electric
2.250%, 08/01/2022	70	64
CMS Energy
8.750%, 06/15/2019	40	52
Consumers Energy
5.650%, 04/15/2020	60	70

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Detroit Edison
2.650%, 06/15/2022	$21	$20
Duke Energy
3.550%, 09/15/2021	170	170
Duke Energy Indiana
3.750%, 07/15/2020	88	92
Duke Energy Progress
2.800%, 05/15/2022	58	56
Entergy Louisiana
6.500%, 09/01/2018	1,172	1,375
Exelon
4.900%, 06/15/2015	400	428
FirstEnergy
4.250%, 03/15/2023	290	269
2.750%, 03/15/2018	340	331
Hydro-Quebec
8.400%, 01/15/2022	80	109
Kansas City Power & Light
6.375%, 03/01/2018	64	74
Nevada Power
6.500%, 08/01/2018	92	110
New Valley Generation I
7.299%, 03/15/2019	941	1,098
Nisource Finance
3.850%, 02/15/2023	100	97
Pacific Gas & Electric
2.450%, 08/15/2022	26	24
PG&E
5.750%, 04/01/2014	290	301
PPL Capital Funding
4.200%, 06/15/2022	40	40
PSEG Power
5.125%, 04/15/2020	110	121
Public Service of Oklahoma
5.150%, 12/01/2019	150	170
San Diego Gas & Electric
6.000%, 06/01/2026	56	69
Sempra Energy
6.150%, 06/15/2018	120	140
Wisconsin Electric Power
1.700%, 06/15/2018	100	99
Xcel Energy
0.750%, 05/09/2016	35	34

		6,518

Total Corporate Obligations (Cost $64,998) ($ Thousands)		65,629

ASSET-BACKED SECURITIES — 8.9%

Automotive — 2.7%
American Credit Acceptance Receivables Trust, Ser 2012-2, Cl A
1.890%, 07/15/2016 (B)	66	66

New Covenant Funds / Annual Report / June 30, 2013	25

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl A
1.640%, 11/15/2016 (B)	$61	$61
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl A
1.450%, 04/16/2018 (B)	214	213
AmeriCredit Automobile Receivables Trust, Ser 2012-1, Cl A2
0.910%, 10/08/2015	176	177
AmeriCredit Automobile Receivables Trust, Ser 2012-3, Cl A2
0.710%, 12/08/2015	77	78
AmeriCredit Automobile Receivables Trust, Ser 2012-3, Cl A3
0.960%, 01/09/2017	80	80
AmeriCredit Automobile Receivables Trust, Ser 2013-1, Cl A2
0.490%, 06/08/2016	98	98
ARI Fleet Lease Trust, Ser 2012-B, Cl A
0.493%, 01/15/2021 (A)(B)	423	422
Avis Budget Rental Car Funding AESOP, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (B)	400	396
BMW Floorplan Master Owner Trust, Ser 2012-1A, Cl A
0.593%, 09/15/2017 (A)(B)	680	680
California Republic Auto Receivables Trust, Ser 2012-1, Cl A
1.180%, 08/15/2017 (B)	72	72
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A2
0.620%, 07/20/2016	106	106
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A2
0.920%, 09/20/2016	250	250
CarNow Auto Receivables Trust, Ser 2013-1A, Cl A
1.160%, 10/16/2017 (B)	217	217
CPS Auto Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (B)	300	298
DT Auto Owner Trust, Ser 2012-2A, Cl A
0.910%, 11/16/2015 (B)	81	81
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl A
1.290%, 10/16/2017 (B)	120	120
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (B)	38	38
Flagship Credit Auto Trust, Ser 2013-1, Cl A
1.320%, 04/16/2018 (B)	234	233
Ford Credit Auto Lease Trust, Ser 2013-A, Cl A2
0.460%, 05/15/2015	320	320

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ford Credit Auto Owner Trust, Ser 2012-D, Cl A2
0.400%, 09/15/2015	$81	$81
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.573%, 01/15/2018 (A)	100	100
Honda Auto Receivables Owner Trust, Ser 2011-1, Cl A3
1.130%, 10/15/2014	34	34
Honda Auto Receivables Owner Trust, Ser 2013-1, Cl A2
0.350%, 06/22/2015	85	85
Honda Auto Receivables Owner Trust, Ser 2013-2, Cl A3
0.530%, 02/16/2017	164	163
Honda Auto Receivables Owner Trust, Ser 2012-4, Cl A3
0.520%, 08/18/2016	650	648
Hyundai Auto Receivables Trust, Ser 2012-B, Cl A3
0.620%, 09/15/2016	109	109
Hyundai Auto Receivables Trust, Ser 2012-B, Cl A2
0.540%, 01/15/2015	138	138
Mercedes-Benz Auto Lease Trust, Ser 2013-A, Cl A2
0.490%, 06/15/2015	335	334
Mercedes-Benz Auto Receivables Trust, Ser 2012-1, Cl A2
0.370%, 03/16/2015	111	111
Mercedes-Benz Auto Receivables Trust, Ser 2012-1, Cl A3
0.470%, 10/17/2016	260	259
Nissan Auto Lease Trust, Ser 2012-B, Cl A2A
0.450%, 06/15/2015	44	44
Nissan Auto Receivables Owner Trust, Ser 2012-A, Cl A3
0.730%, 05/16/2016	240	240
Nissan Auto Receivables Owner Trust, Ser 2012-B, Cl A2
0.390%, 04/15/2015	133	133
Nissan Auto Receivables Owner Trust, Ser 2013-A, Cl A2
0.370%, 09/15/2015	52	52
Nissan Auto Receivables Owner Trust, Ser 2013-A, Cl A3
0.500%, 05/15/2017	250	249
Santander Drive Auto Receivables Trust, Ser 2013-1, Cl A2
0.480%, 02/16/2016	91	91
SNAAC Auto Receivables Trust, Ser 2013-1A, Cl A
1.140%, 07/16/2018 (B)	108	108

26	New Covenant Funds / Annual Report / June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Toyota Auto Receivables Owner Trust, Ser 2013-A, Cl A2
0.370%, 09/15/2015	$240	$240
USAA Auto Owner Trust, Ser 2012-1, Cl A2
0.380%, 06/15/2015	95	95
Volkswagen Auto Lease Trust, Ser 2012-A, Cl A3
0.870%, 07/20/2015	110	110
Volkswagen Auto Loan Enhanced Trust, Ser 2012-1, Cl A3
0.850%, 08/22/2016	120	120
World Omni Auto Receivables Trust, Ser 2012-A, Cl A2
0.520%, 06/15/2015	104	104
World Omni Auto Receivables Trust, Ser 2012-A, Cl A3
0.640%, 02/15/2017	94	94
World Omni Auto Receivables Trust, Ser 2012-B, Cl A2
0.430%, 11/16/2015	61	61

		7,809

Credit Card — 1.1%
American Express Credit Account Master Trust, Ser 2012-3, Cl A
0.343%, 03/15/2018 (A)	670	664
American Express Credit Account Master Trust, Ser 2012-5, Cl A
0.590%, 05/15/2018	400	398
Citibank Credit Card Issuance Trust, Ser 2006-A3, Cl A3
5.300%, 03/15/2018	650	724
Citibank Credit Card Issuance Trust, Ser 2013-A1, Cl A1
0.293%, 04/24/2017 (A)	750	749
Golden Credit Card Trust, Ser 2013-1A, Cl A
0.443%, 02/15/2018 (A)(B)	600	598

		3,133

Home — 1.1%
Argent Securities, Ser 2004-W5, Cl AV2
1.233%, 04/25/2034 (A)	321	321
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/2037	336	361
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-BO1, Cl M5
1.593%, 10/25/2034 (A)	290	277
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE10, Cl M1
1.168%, 12/25/2034 (A)	708	646

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Centex Home Equity, Ser 2005-C, Cl AF5
5.048%, 06/25/2035	$606	$615
Citifinancial Mortgage Securities, Ser 2004-1
4.570%, 04/25/2034	300	312
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl AF4
0.333%, 07/15/2036 (A)	117	96
NovaStar Mortgage Funding Trust, Ser 2003-3, CL A2C
1.253%, 12/25/2033 (A)	264	242
NovaStar Mortgage Funding Trust, Ser 2004-4, Cl M4
1.843%, 03/25/2035 (A)	430	422

		3,292

Other Asset-Backed Securities — 4.0%
Academic Loan Funding Trust, Ser 2012-1A, Cl A1
0.993%, 12/27/2022 (A)(B)	141	143
Brazos Higher Education Authority, Ser 2005-2, Cl A10
0.393%, 12/26/2019 (A)	1,500	1,487
CenterPoint Energy Transition Bond, Ser 2005-A, Cl A3
5.090%, 08/01/2015	729	741
Consumers Funding, Ser 2001-1, Cl A6
5.760%, 10/20/2016	1,447	1,536
Countrywide Asset-Backed Certificates, Ser 2005-1, CL AF6
5.030%, 07/25/2035 (A)	245	252
Educational Funding of the South, Ser 2011-1, A2
0.926%, 04/25/2035 (A)	700	696
HLSS Servicer Advance Receivables Backed Notes, Ser 2012-T2, Cl A1
1.340%, 10/15/2043 (B)	116	116
HLSS Servicer Advance Receivables Backed Notes, Ser 2012-T2, Cl A2
1.990%, 10/15/2045 (B)	100	100
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl A1
0.898%, 01/15/2044 (B)	593	591
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl A2
1.495%, 01/16/2046 (B)	135	133
John Deere Owner Trust, Ser 2013-A, Cl A2
0.410%, 09/15/2015	320	320
Nationstar Agency Advance Funding Trust, Ser 2013-T1A, Cl AT1
0.997%, 02/15/2045 (B)	100	99

New Covenant Funds / Annual Report / June 30, 2013	27

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Nationstar Mortgage Advance Receivable Trust, Ser 2013-T2A, Cl A2
1.679%, 06/20/2046 (B)	$150	$149
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
0.436%, 01/25/2037 (A)	90	87
NYMT Residential, Ser 2012-RP1A,
4.250%, 12/25/2017 (A)(B)(C)	150	150
Real Estate Asset Trust, Ser 2012-3A, Cl A1
2.734%, 11/25/2042 (A)(B)(C)	10	10
SLM Private Education Loan Trust, Ser 2013-A, Cl A1
0.793%, 08/15/2022 (A)(B)	312	310
SLM Private Education Loan Trust, Ser 2013-1, Cl A2
0.443%, 09/25/2019 (A)	600	595
SLM Student Loan Trust, Ser 2004-10, Cl A5B
0.676%, 04/25/2023 (A)(B)	500	500
SLM Student Loan Trust, Ser 2005-4, Cl A3
0.396%, 01/25/2027 (A)	160	154
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.426%, 10/25/2029 (A)	480	438
SLM Student Loan Trust, Ser 2012-6, Cl A2
0.473%, 09/25/2019 (A)	800	795
SLM Student Loan Trust, Ser 2012-6, Cl A3
0.943%, 05/26/2026 (A)	550	544
SLM Student Loan Trust, Ser 2012-7, Cl A1
0.353%, 02/27/2017 (A)	745	744
Springleaf Funding Trust, Ser 2013-AA, Cl A
2.580%, 09/15/2021 (B)	300	300
Springleaf Funding Trust, Ser 2013-BA, Cl A
3.920%, 01/16/2023 (B)	150	149
Stanwich Mortgage Loan Trust, Ser 2013-NPL2, Cl A
3.228%, 04/16/2059 (B)(C)	246	246
Structured Asset Securities, Ser 2005-WF2, Cl A3
0.493%, 05/25/2035 (A)	230	227
VOLT, Ser 2012-RP3A, Cl A
3.475%, 11/27/2017 (B)(C)	37	36
VOLT, Ser 2012-RLF1, Cl A
3.475%, 12/25/2017 (B)(C)	98	98

		11,746

Total Asset-Backed Securities (Cost $25,803) ($ Thousands)		25,980

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FOREIGN BONDS — 4.8%
America Movil
5.500%, 03/01/2014	$300	$309
3.125%, 07/16/2022	200	184
Bank Nederlandse Gemeenten
1.000%, 11/17/2014	700	705
Barclays Bank
5.125%, 01/08/2020	100	111
BBVA US Senior SAU
4.664%, 10/09/2015	600	618
BHP Billiton Finance USA
6.500%, 04/01/2019	210	251
3.250%, 11/21/2021	140	137
BNP Paribas
2.375%, 09/14/2017	360	356
BP Capital Markets
3.561%, 11/01/2021	50	50
3.245%, 05/06/2022	550	534
1.375%, 11/06/2017	58	57
0.700%, 11/06/2015	200	199
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	270	268
Cooperatieve Centrale Raiffeisen- Boerenleenbank
3.375%, 01/19/2017	310	326
Deutsche Telekom International Finance
5.750%, 03/23/2016	290	322
FMS Wertmanagement AoeR
1.000%, 11/21/2017	200	195
HSBC Holdings
4.000%, 03/30/2022	80	82
Hutchison Whampoa International 12 II
3.250%, 11/08/2022	200	183
ING Bank
2.000%, 09/25/2015	200	202
Intesa Sanpaolo
3.125%, 01/15/2016	400	393
Landwirtschaftliche Rentenbank
1.375%, 10/23/2019	180	172
Macquarie Bank
5.000%, 02/22/2017	280	300
National Australia Bank
1.250%, 03/08/2018	1,150	1,111
Nippon Telegraph & Telephone
1.400%, 07/18/2017	35	34
Petrobras Global Finance BV
4.375%, 05/20/2023	36	33
Petrobras International Finance - Pifco
7.875%, 03/15/2019	80	93
5.375%, 01/27/2021	1,160	1,165
Petroleos Mexicanos
4.875%, 01/24/2022	570	581
3.500%, 01/30/2023	260	240

28	New Covenant Funds / Annual Report / June 30, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Potash Corp. of Saskatchewan
4.875%, 03/30/2020	$64	$71
Santander US Debt
2.991%, 10/07/2013	995	1,001
Schlumberger Norge
4.200%, 01/15/2021	20	21
Shell International Finance
4.375%, 03/25/2020	200	222
1.125%, 08/21/2017	47	46
Siemens Financieringsmaatschappij
6.125%, 08/17/2026 (B)	100	119
Statoil
1.200%, 01/17/2018	56	55
Talisman Energy
7.750%, 06/01/2019	70	85
Telefonica Emisiones SAU
5.877%, 07/15/2019	80	86
5.462%, 02/16/2021	80	83
5.134%, 04/27/2020	80	82
Temasek Financial I
2.375%, 01/23/2023	250	222
Teva Pharmaceutical Finance IV
3.650%, 11/10/2021	220	220
Total Capital
4.250%, 12/15/2021	56	60
Total Capital International
1.550%, 06/28/2017	33	33
0.750%, 01/25/2016	11	11
UBS
0.750%, 03/24/2016	900	890
Vale Overseas
4.375%, 01/11/2022	915	869
Westpac Banking
4.200%, 02/27/2015	205	216
Xstrata Finance Canada
5.800%, 11/15/2016	40	44
2.700%, 10/25/2017	190	184
2.050%, 10/23/2015	180	180

Total Foreign Bonds (Cost $14,342) ($ Thousands)		14,011

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%
FHLMC
2.375%, 01/13/2022	790	768
0.643%, 08/15/2039 (A)	472	473
0.098%, 12/09/2013	110	110
0.098%, 12/18/2013 (E)	110	110
FICO STRIPS, PO
0.000%, 05/11/2018 (D)	340	312
FNMA
1.997%, 10/09/2019 (D)	1,190	1,000
1.250%, 08/20/2013	838	839
0.120%, 02/24/2014 (E)	210	210

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA
1.650%, 02/20/2063	$502	$489
0.698%, 01/20/2063 (A)	494	496
0.548%, 12/20/2062 (A)	1,468	1,465
0.400%, 03/20/2063 (A)	1,244	1,237
Resolution Funding Corp. STRIPS
1.610%, 07/15/2020 (D)	970	829
1.352%, 10/15/2019 (D)	760	667
Tennessee Valley Authority
3.875%, 02/15/2021	790	854

Total U.S. Government Agency Obligations (Cost $10,097) ($ Thousands)		9,859

SOVEREIGN DEBT — 0.8%
African Development Bank
8.800%, 09/01/2019	80	106
Province of Ontario Canada
4.400%, 04/14/2020	840	931
1.100%, 10/25/2017	500	488
0.950%, 05/26/2015	160	161
Province of Quebec Canada
2.625%, 02/13/2023	500	469

Total Sovereign Debt (Cost $2,237) ($ Thousands)		2,155

MUNICIPAL BOND — 0.0%
Los Angeles, Department of Airports, RB
6.582%, 05/15/2039	25	30

Total Municipal Bond (Cost $33) ($ Thousands)		30

U.S. TREASURY OBLIGATIONS — 18.7%
U.S. Treasury Bills
0.078%, 11/14/2013 (D)	10,400	10,397
U.S. Treasury Bonds
8.750%, 05/15/2020	1,201	1,740
4.750%, 02/15/2037	100	123
2.875%, 05/15/2043	260	230
U.S. Treasury Inflation-Protected Securities
2.000%, 01/15/2014	768	778
1.250%, 04/15/2014	2,265	2,296
0.500%, 04/15/2015	945	969
U.S. Treasury Notes
4.500%, 02/15/2016	2,001	2,207
3.625%, 02/15/2021	400	445
3.500%, 02/15/2018	150	165
3.500%, 05/15/2020	400	443
3.375%, 07/31/2013	3,200	3,209
3.125%, 04/30/2017	800	864
3.125%, 05/15/2021	500	537
2.625%, 08/15/2020	200	209
2.625%, 11/15/2020	100	104

New Covenant Funds / Annual Report / June 30, 2013	29

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Concluded)

June 30, 2013

Description	Face Amount ($ Thousands) Shares/Contracts	Market Value ($ Thousands)
1.875%, 04/30/2014	$160	$162
1.875%, 06/30/2020	3,580	3,567
1.750%, 05/15/2022	1,000	954
1.750%, 05/15/2023	860	805
1.500%, 08/31/2018	600	602
1.375%, 05/31/2020	8,520	8,222
1.250%, 02/15/2014	2,000	2,014
1.125%, 04/30/2020	2,460	2,339
0.750%, 06/30/2017	1,200	1,185
0.125%, 08/31/2013	3,500	3,500
U.S. Treasury STRIPS (D)
1.733%, 11/15/2021	200	164
1.602%, 05/15/2021	880	739
1.401%, 02/15/2021	1,000	848
1.224%, 02/15/2020	1,601	1,412
1.093%, 08/15/2020	801	693
1.082%, 05/15/2020	480	419
1.041%, 11/15/2019	801	713
0.850%, 05/15/2018	400	373
0.495%, 05/15/2016	1,201	1,179

Total U.S. Treasury Obligations (Cost $55,392) ($ Thousands)		54,606

REPURCHASE AGREEMENT — 2.5%
Barclays Capital, 0.060%, 06/28/2013, to be repurchased 07/01/2013, repurchase price $7,400,037 (collateralized by a U.S. Treasury Notes, par value $7,673,000, 0.625%, 05/31/2017; with a total market value $7,548,000)	7,400	7,400

Total Repurchase Agreement (Cost $7,400) ($ Thousands)		7,400

CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%†**	2,349,748	2,350

Total Cash Equivalent (Cost $2,350) ($ Thousands)		2,350

Total Investments — 108.7% (Cost $316,398) ($ Thousands)		$317,172

WRITTEN OPTIONS††* — 0.0%
U.S. 10 Treasury Note, Put Option, Expires 07/26/2013, Strike Price $124.00	(8)	$(2)
U.S. 10 Treasury Note, Call Option, Expires 07/26/2013, Strike Price $128.00	(8)	(3)

Total Written Options (Premiums Received $5) ($ Thousands)		$(5)

The open futures contracts held by the Fund at June 30, 2013 are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	16	Mar-2014	$2
90-Day Euro$	8	Mar-2015	4
U.S. 10-Year Treasury Note	(145)	Sep-2013	400
U.S. 2-Year Treasury Note	46	Sep-2013	(9)
U.S. 5-Year Treasury Note	44	Oct-2013	(98)
U.S. Long Treasury Bond	(10)	Sep-2013	19

			$318

For the year ended June 30, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

The options contracts and futures contracts are both considered to have interest rate risk associated with them.

Percentages are based on a Net Assets of $291,669 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of June 30, 2013.

†	Investment in Affiliated Security (see Note 3).

††	For the year ended June 30, 2013, the total amount of all open written options, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the year.

‡	Real Estate Investment Trust.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2013. The date reported is the final maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Securities considered illiquid. The total value of such securities as of June 30, 2013 was $4,409 and represented 1.5% of Net Assets.

(D)	The rate reported is the effective yield at time of purchase.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only — face amount represents notional amount

LP — Limited Partnership

NCUA — National Credit Union Association

NY — New York

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Security

TBA — To Be Announced

30	New Covenant Funds / Annual Report / June 30, 2013

The following is a list of the inputs used as of June 30, 2013 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Mortgage-Backed Securities	$—	$135,152	$—	$135,152
Corporate Obligations	—	65,629	—	65,629
Asset-Backed Securities	—	25,980	—	25,980
Foreign Bonds	—	14,011	—	14,011
U.S. Government Agency
Obligations	—	9,859	—	9,859
Sovereign Debt	—	2,155	—	2,155
Municipal Bond	—	30	—	30
U.S. Treasury Obligations	—	54,606	—	54,606
Repurchase Agreement	—	7,400	—	7,400
Cash Equivalent	2,350	—	—	2,350

Total Investments in Securities	$2,350	$314,822	$—	$317,172

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Written Options	$(5)	$—	$—	$(5)
Futures Contracts*	318	—	—	318

Total Other Financial Instruments	$313	$—	$—	$313

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended June 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2013	31

SCHEDULE OF INVESTMENTS

New Covenant Balanced Growth Fund

June 30, 2013

Description	Shares	Market Value ($ Thousands)

INVESTMENT COMPANIES — 98.9%
New Covenant Growth Fund†	4,317,978	$160,975
New Covenant Income Fund†	4,721,300	107,504

Total Investment Companies (Cost $223,474) ($ Thousands)		268,479

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†*	3,057,376	3,057

Total Cash Equivalent (Cost $3,057) ($ Thousands)		3,057

Total Investments — 100.0% (Cost $226,531) ($ Thousands)		$271,536

Percentages are based on a Net Assets of $271,518 ($ Thousands).

*	The rate reported is the 7-day effective yield as of June 30, 2013.

†	Investment in Affiliated Security (see Note 3).

Cl — Class

As of June 30, 2013, all of the Fund’s investments were considered Level 1.

For the year ended June 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

The accompanying notes are an integral part of the financial statements.

32	New Covenant Funds / Annual Report / June 30, 2013

SCHEDULE OF INVESTMENTS

New Covenant Balanced Income Fund

June 30, 2013

Description	Shares	Market Value ($ Thousands)

INVESTMENT COMPANIES — 98.9%
New Covenant Growth Fund†	756,715	$28,210
New Covenant Income Fund†	2,315,655	52,728

Total Investment Companies (Cost $72,885) ($ Thousands)		80,938

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†*	858,992	859

Total Cash Equivalent (Cost $859) ($ Thousands)		859

Total Investments — 100.0% (Cost $73,744) ($ Thousands)		$81,797

Percentages are based on a Net Assets of $81,818 ($ Thousands).

*	The rate reported is the 7-day effective yield as of June 30, 2013.

†	Investment in Affiliated Security (see Note 3).

Cl — Class

As of June 30, 2013, all of the Fund’s investments were considered Level 1.

For the year ended June 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2013	33

Statements of Assets and Liabilities ($ Thousands)

June 30, 2013

	Growth Fund	Income Fund	Balanced Growth Fund		Balanced Income Fund
ASSETS:
Investments, at value†	$364,056	$314,822	$—		$—
Affiliated investments, at value††	4,661	2,350	271,536		81,797
Cash	1	1,038	—		—
Foreign currency, at value†††	2	—	—		—
Receivable for investment securities sold	574	14,486	—		—
Dividends and interest receivable	385	1,557	150		74
Foreign tax reclaim receivable	169	—	—		—
Receivable for variation margin	6	21	—		—
Receivable for fund shares sold	—	3	5		1
Prepaid expenses	19	15	13		4
Total Assets	369,873	334,292	271,704		81,876
LIABILITIES:
Payable for investment securities purchased	231	41,894	—		—
Investment advisory fees payable	202	85	—		—
Administration fees payable	61	48	47		20
Social witness and licensing fees payable	44	35	—		—
Shareholder servicing fees payable	31	24	—		—
Payable for variation margin	22	5	—		—
Trustees’ fees payable	16	12	12		3
Payable for fund shares redeemed	2	44	48		10
Income distribution payable	—	357	—		—
Options written, at value††††	—	5	—		—
Accrued expense payable	131	114	79		25
Total Liabilities	740	42,623	186		58
Net Assets	$369,133	$291,669	$271,518		$81,818
† Cost of investments	$311,845	$314,048	$—		$—
†† Cost of affiliated investments	4,661	2,350	226,531		73,744
††† Cost of foreign currency	2	—	—		—
†††† Option premiums received	—	(5)	—		—
NET ASSETS:
Paid-in Capital — (unlimited authorization — par value $0.001)	$314,668	$348,430	$244,531		$74,859
Undistributed net investment income	209	217	16		2
Accumulated net realized gain (loss) on investments, affiliated investments, written and purchased options, futures contracts and foreign currency transactions	2,076	(58,070)	(18,034)		(1,096)
Net unrealized appreciation on investments, affiliated investments and written and purchased options	52,211	774	45,005		8,053
Net unrealized appreciation (depreciation) on futures contracts	(22)	318	—		—
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(9)	—	—		—
Net Assets	$369,133	$291,669	$271,518		$81,818
Net Asset Value, Offering and Redemption Price Per Share	$37.28	$22.77	$89.69		$19.95
	($369,132,994÷ 9,902,508 shares )	($291,668,543÷ 12,807,452 shares )	($271,518,322÷ 3,027,323 shares	)	($81,818,103÷ 4,100,463 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

34	New Covenant Funds / Annual Report / June 30, 2013

Statements of Operations ($ Thousands)

For the year ended June 30, 2013

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend income	$7,961	$—	$—	$—
Dividend income from affiliated registered investment company	2	5	3,703	1,234
Interest income	1	6,266	—	—
Less: foreign taxes withheld	(197)	—	—	—
	7,767	6,271	3,703	1,234
Expenses:
Investment advisory fees	2,692	1,317	—	—
Administration fees	868	627	536	165
Social witness and licensing fees	651	470	—	—
Shareholder servicing fees	434	314	—	—
Chief compliance officer fees	2	2	2	1
Transfer agent fees	101	74	60	14
Professional fees	71	51	48	14
Printing fees	49	38	35	11
Registration fees	37	22	17	8
Custodian fees	21	11	10	3
Trustee fees	2	4	6	2
Other expenses	45	55	14	4
Total Expenses	4,973	2,985	728	222
Less:
Waiver of investment advisory fees	(697)	(561)	—	—
Waiver of administration fees	—	—	(346)	(55)
Net Expenses	4,276	2,424	382	167
Net Investment Income	3,491	3,847	3,321	1,067
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	79,587 (1)	3,497 (1)	—	—
Affiliated investments	—	—	10,708	3,357
Written and purchased options	—	(14)	—	—
Futures contracts	817	366	—	—
Foreign currency transactions	(4)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(4,843)	(8,745)	—	—
Affiliated investments	—	—	10,872	(142)
Written and purchased options	—	4	—	—
Futures contracts	(22)	477	—	—
Foreign currency and translation of other assets and liabilities denominated in foreign currencies	(19)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$79,007	$(568)	$24,901	$4,282

(1)	Includes realized gains from an in-kind transfer of securities (see Note 7).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2013	35

Statements of Changes in Net Assets ($ Thousands)

For the years ended June 30,

	Growth Fund			Income Fund
	2013		2012	2013		2012
Operations:
Net investment income	$3,491		$6,828	$3,847		$11,354
Net realized gain from investments, affiliated investments, written and purchased options and futures contracts	80,404	(2)	74,483	3,849	(2)	14,481
Net realized loss on foreign currency transactions	(4)		(97)	—		—
Net change in unrealized depreciation on investments, affiliated investments, written and purchased options and futures contracts	(4,865)		(79,477)	(8,264)		(2,345)
Net change in unrealized depreciation on foreign currency and translation of other assets and liabilities denominated in foreign currency	(19)		(44)	—		—
Net Increase (Decrease) in Net Assets Resulting from Operations	79,007		1,693	(568)		23,490
Dividends and Distributions From:
Net investment income	(5,361)		(5,067)	(5,268)		(15,213)
Total Dividends and Distributions	(5,361)		(5,067)	(5,268)		(15,213)
Capital Share Transactions:
Proceeds from shares issued	19,080		44,541	37,011		43,115
Reinvestment of dividends & distributions	709		413	649		1,156
Cost of shares redeemed	(376,613	)(1)	(110,902)	(115,025	)(1)	(132,814	)(1)
Decrease in Net Assets Derived from Capital Share Transactions	(356,824)		(65,948)	(77,365)		(88,543)
Net Decrease in Net Assets	(283,178)		(69,322)	(83,201)		(80,266)
Net Assets:
Beginning of Year	652,311		721,633	374,870		455,136
End of Year	$369,133		$652,311	$291,669		$374,870
Undistributed Net Investment Income Included in Net Assets at Year End	$209		$2,053	$217		$529
Share Transactions:
Shares issued	551		1,482	1,585		1,865
Shares issued in lieu of dividends and distributions	21		14	28		50
Shares redeemed	(10,906)		(3,442)	(4,906)		(5,735)
Decrease in Net Assets Derived from Share Transactions	(10,334)		(1,946)	(3,293)		(3,820)

(1)	Includes redemptions as a result of an in-kind transfer of securities (see Note 7).
(2)	Includes realized gains from an in-kind transfer of securities (see Note 7).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

36	New Covenant Funds / Annual Report / June 30, 2013

Statements of Changes in Net Assets ($ Thousands)

For the years ended June 30,

	Balanced Growth Fund		Balanced Income Fund
	2013	2012	2013	2012
Operations:
Net investment income	$3,321	$4,021	$1,067	$1,891
Net realized gain from affiliated investments	10,708	311	3,357	260
Net change in unrealized appreciation (depreciation) on affiliated investments	10,872	915	(142)	563
Net Increase in Net Assets Resulting from Operations	24,901	5,247	4,282	2,714
Dividends and Distributions From:
Net investment income	(3,744)	(3,583)	(1,330)	(1,626)
Total Dividends and Distributions	(3,744)	(3,583)	(1,330)	(1,626)
Capital Share Transactions:
Proceeds from shares issued	13,766	14,122	4,966	4,504
Reinvestment of dividends & distributions	2,954	2,837	832	1,050
Cost of shares redeemed	(24,858)	(31,438)	(12,534)	(13,171)
Decrease in Net Assets Derived from Capital Share Transactions	(8,138)	(14,479)	(6,736)	(7,617)
Net Increase (Decrease) in Net Assets	13,019	(12,815)	(3,784)	(6,529)
Net Assets:
Beginning of Year	258,499	271,314	85,602	92,131
End of Year	$271,518	$258,499	$81,818	$85,602
Undistributed Net Investment Income Included in Net Assets at Year End	$16	$439	$2	$265
Share Transactions:
Shares issued	157	177	251	238
Shares issued in lieu of dividends and distributions	34	36	42	57
Shares redeemed	(283)	(389)	(639)	(706)
Decrease in Net Assets Derived from Share Transactions	(92)	(176)	(346)	(411)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2013	37

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Growth Fund
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$32.23	$32.53		$25.11	$22.68	$31.95
INVESTMENT ACTIVITIES:
Net investment income	0.28 (1)	0.31	(1)	0.24	0.21	0.29
Net realized and unrealized gains (losses) on securities and foreign currency transactions	5.20 (1)	(0.38	)(1)	7.41	2.43	(9.29)
Total from investment activities	5.48	(0.07)		7.65	2.64	(9.00)
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.23)		(0.23)	(0.18)	(0.25)
Tax return of capital	—	—		—	(0.03)	(0.02)
Total dividends and distributions	(0.43)	(0.23)		(0.23)	(0.21)	(0.27)
Net Asset Value, End of Year	$37.28	$32.23		$32.53	$25.11	$22.68
Total Return†	17.11%	(0.15)%		30.54%	11.54%	(28.16)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$369,133	$652,311		$721,633	$624,923	$598,209
Ratio of net expenses to average net assets	0.99%	0.97%		1.08%	1.19%	1.12%
Ratio of expenses to average net assets, excluding waivers	1.15%	1.03%		1.12%	1.29%	1.30%
Ratio of net investment income to average net assets	0.81%	1.01%		0.78%	0.68%	1.15%
Portfolio turnover rate	47%	83%		44%	81%	94%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

38	New Covenant Funds / Annual Report / June 30, 2013

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Income Fund
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Year	$23.28		$22.85	$22.57	$20.93	$23.73
INVESTMENT ACTIVITIES:
Net investment income	0.29	(1)	0.60 (1)	0.62	0.81	1.11
Net realized and unrealized gains (losses) on securities	(0.41	)(1)	0.62 (1)	0.27	1.62	(2.79)
Total from investment activities	(0.12)		1.22	0.89	2.43	(1.68)
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.39)		(0.79)	(0.61)	(0.79)	(1.12)
Total dividends and distributions	(0.39)		(0.79)	(0.61)	(0.79)	(1.12)
Net Asset Value, End of Year	$22.77		$23.28	$22.85	$22.57	$20.93
Total Return†	(0.55)%		5.45%	4.00%	11.72%	(6.90)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$291,669		$374,870	$455,136	$401,736	$373,446
Ratio of net expenses to average net assets	0.77%		0.75%	0.83%	0.87%	0.86%
Ratio of expenses to average net assets, excluding waivers	0.95%		0.81%	0.89%	1.03%	1.02%
Ratio of net investment income to average net assets	1.23%		2.60%	2.76%	3.68%	5.15%
Portfolio turnover rate	295%		95%	38%	76%	230%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2013	39

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Balanced Growth Fund
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$82.87	$82.33	$69.47	$63.31	$82.49
INVESTMENT ACTIVITIES:
Net investment income	1.08 (1)	1.25 (1)	0.99	1.11	1.70
Net realized and unrealized gains (losses) on securities	6.96 (1)	0.41 (1)	12.86	6.16	(18.25)
Total from investment activities	8.04	1.66	13.85	7.27	(16.55)
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(1.22)	(1.12)	(0.99)	(1.06)	(1.69)
Net realized gains	—	—	—	—	(0.93)
Tax return of capital	—	—	— (2)	(0.05)	(0.01)
Total dividends and distributions	(1.22)	(1.12)	(0.99)	(1.11)	(2.63)
Net Asset Value, End of Year	$89.69	$82.87	$82.33	$69.47	$63.31
Total Return†	9.77%	2.07%	19.99%	11.43%	(19.96)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$271,518	$258,499	$271,314	$237,504	$221,070
Ratio of net expenses to average net assets*	0.14%	0.14%	0.18%	0.23%	0.13%
Ratio of expenses to average net assets, excluding waivers*	0.27%	0.17%	0.26%	0.40%	0.37%
Ratio of net investment income to average net assets	1.24%	1.55%	1.25%	1.56%	2.56%
Portfolio turnover rate	7%	9%	8%	7%	7%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
*	The expense ratios do not include expenses of the underlying affiliated investment companies.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Less than $0.005.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	New Covenant Funds / Annual Report / June 30, 2013

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Balanced Income Fund
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$19.25	$18.97	$17.06	$15.66	$19.01
INVESTMENT ACTIVITIES:
Net investment income	0.26 (1)	0.41 (1)	0.31	0.38	0.56
Net realized and unrealized gains (losses) on securities	0.76 (1)	0.22 (1)	1.91	1.39	(3.35)
Total from investment activities	1.02	0.63	2.22	1.77	(2.79)
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.32)	(0.35)	(0.31)	(0.36)	(0.55)
Tax return of capital	—	—	— (2)	(0.01)	(0.01)
Total dividends and distributions	(0.32)	(0.35)	(0.31)	(0.37)	(0.56)
Net Asset Value, End of Year	$19.95	$19.25	$18.97	$17.06	$15.66
Total Return†	5.34%	3.42%	13.07%	11.31%	(14.60)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$81,818	$85,602	$92,131	$85,037	$78,665
Ratio of net expenses to average net assets*	0.20%	0.18%	0.22%	0.24%	0.16%
Ratio of expenses to average net assets, excluding waivers*	0.27%	0.20%	0.30%	0.40%	0.40%
Ratio of net investment income to average net assets	1.30%	2.18%	1.65%	2.17%	3.47%
Portfolio turnover rate	7%	9%	8%	7%	10%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
*	The expense ratios do not include expenses of the underlying affiliated investment companies.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Less than $0.005.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2013	41

Notes to Financial Statements

June 30, 2013

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Fair Value Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a

42	New Covenant Funds / Annual Report / June 30, 2013

Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended June 30, 2013, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification reference the Schedule of Investments.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

New Covenant Funds / Annual Report / June 30, 2013	43

Notes to Financial Statements (Continued)

June 30, 2013

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2013, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Income Fund had option contracts as of June 30, 2013, as disclosed in the Fund’s Schedule of Investments.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

44	New Covenant Funds / Annual Report / June 30, 2013

Written options transactions entered into during the year ended June 30, 2013, if applicable are summarized as follows:

	Income Fund
	Number of Contracts	Premiums ($ Thousands)
Balance at beginning of year	—	$—
Written	(190)	(52)
Expired	97	24
Closing buys	77	23
Balance at end of year	(16)	$(5)

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Funds may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

New Covenant Funds / Annual Report / June 30, 2013	45

Notes to Financial Statements (Continued)

June 30, 2013

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. Under the terms of the Administration Agreement, the Administrator is entitled to a fee of 0.20% of each Fund’s average daily net assets. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, the voluntary expense limitations are 0.14% and 0.20% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated at any time.

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with SEI Investments Management Corporation (the “Adviser”). Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of 0.62% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Effectiver October 1, 2012 the voluntary expense limitations are 1.02% and 0.80% for the Growth Fund and Income Fund, respectively. Prior to October 1, 2012 the voluntary expense limitations were 0.92% and 0.70% for the Growth Fund and Income Fund, respectively. These voluntary waivers may be terminated by the Adviser at any time.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub-adviser is responsible for making investment decisions.

The following are the sub-advisers for the Growth Fund: Baillie Gifford Overseas Limited., Parametric Portfolio Associates, Sustainable Growth Advisers, LP, Tocqueville Asset Management L.P., Waddell & Reed Investment Management Company, and WestEnd Advisors LLC.

The following are the sub-advisers for the Income Fund: J.P. Morgan Investment Management Inc., Western Asset Management Company and Western Asset Management Company Limited.

Shareholder Service Plan and Agreement — The Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”). The Funds do not compensate the Distributor in its capacity as principal distributor.

46	New Covenant Funds / Annual Report / June 30, 2013

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2013, the Trust did not participate in interfund lending.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2013, were as follows:

Fund	Purchases (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Sales (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Purchases of U.S. Government Securities ($ Thousands)	Sales of U.S. Government Securities ($ Thousands)
Growth Fund	$198,035	$557,881	$—	$—
Income Fund	64,768	43,610	784,196	850,168
Balanced Growth Fund	18,619	27,626	—	—
Balanced Income Fund	5,781	12,771	—	—

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or perma-

New Covenant Funds / Annual Report / June 30, 2013	47

Notes to Financial Statements (Continued)

June 30, 2013

nent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies and certain foreign currency related transactions and non taxable in-kind redemption, have been reclassified to/ (from) the following accounts as of June 30, 2013:

	Accumulated Net Realized Gain (Loss) ($ Thousands)	Undistributed Net Investment Income (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
Growth Fund	$(54,918)	$26	$54,892
Income Fund	(3,387)	1,109	2,278

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Taxable Deductions ($ Thousands)	Return of Capital ($ Thousands)	Total Distributions Paid ($ Thousands)
Growth Fund	2013	$5,361	$—	$5,361	$—	$5,361
	2012	5,067	—	5,067	—	5,067
Income Fund	2013	5,268	—	5,268	—	5,268
	2012	15,213	—	15,213	—	15,213
Balanced Growth Fund	2013	3,744	—	3,744	—	3,744
	2012	3,583	—	3,583	—	3,583
Balanced Income Fund	2013	1,330	—	1,330	—	1,330
	2012	1,626	—	1,626	—	1,626

As of June 30, 2013, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gains ($ Thousands)	Post-October Losses ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Unrealized Appreciation/ (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Growth Fund	$200	$3,245	$—	$—	$50,996	$24	$54,465
Income Fund	625	—	(676)	(56,962)	984	(732)	(56,761)
Balanced Growth Fund	16	—	—	(8,223)	35,194	—	26,987
Balanced Income Fund	2	74	—	—	6,883	—	6,959

Post-October losses represent losses realized on investment transactions from November 1, 2012 through June 30, 2013 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010, may be carried forwards for a maximum period of eight years and applied against future net realized gains. At June 30, 2013, the breakdown of capital loss carryforwards was as follow:

	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2019 ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands) June 30, 2013
Income Fund	$(291)	$(56,671)	$—	$(56,962)
Balanced Growth Fund	—	(5,125)	(3,098)	(8,223)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

48	New Covenant Funds / Annual Report / June 30, 2013

During the fiscal year ended June 30, 2013, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount Utilized ($ Thousands)
Growth Fund	$19,928
Income Fund	1,287
Balanced Growth Fund	9,877
Balanced Income Fund	3,089

For Federal income tax purposes, the cost of securities owned at June 30, 2013, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments, held by the Funds at June 30, 2013, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Growth Fund	$317,690	$58,582	$(7,555)	$51,027
Income Fund	316,506	4,928	(4,262)	666
Balanced Growth Fund	236,342	39,965	(4,771)	35,194
Balanced Income Fund	74,914	9,910	(3,027)	6,883

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Growth Fund concentrates its investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit. The Funds may purchase securities which are not registered under the Securities Act of 1933 (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities;” however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower-rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

New Covenant Funds / Annual Report / June 30, 2013	49

Notes to Financial Statements (Concluded)

June 30, 2013

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

7. IN-KIND TRANSFER OF SECURITIES

During the year ended June 30, 2013, the Growth Fund redeemed shares of beneficial interest in the form of securities and cash totaling $326,398 ($ Thousands). These securities were transferred at their current value on the date of such transactions.

Date of Transfer	Shares Redeemed (Thousands)	Value of Investment Securities ($ Thousands)	Gains ($ Thousands)	Cash ($ Thousands)
09/25/12	9,472	$309,299	$57,120	$17,099

During the year ended June 30, 2013, the Income Fund redeemed shares of beneficial interest in the form of securities and cash totaling $78,475 ($ Thousands). These securities were transferred at their current value on the date of such transactions.

Date of Transfer	Shares Redeemed (Thousands)	Value of Investment Securities ($ Thousands)	Gains ($ Thousands)	Cash ($ Thousands)
09/25/12	3,342	$69,860	$2,278	$8,615

During the year ended June 30, 2012, the Income Fund redeemed shares of beneficial interest in the form of securities and cash totaling $80,000 ($ Thousands). These securities were transferred at their current value on the date of such transactions.

Date of Transfer	Shares Redeemed (Thousands)	Value of Investment Securities ($ Thousands)	Gains ($ Thousands)	Cash ($ Thousands)
04/18/12	3,450	$75,544	$2,602	$4,456

8. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. The adoption of the amendments had no material impact on the financial statements.

In June 2013, the FASB issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services—Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Funds’ financial statements.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2013.

50	New Covenant Funds / Annual Report / June 30, 2013

Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS

NEW COVENANT FUNDS:

We have audited the accompanying statements of assets and liabilities of the New Covenant Funds comprised of the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund and New Covenant Balanced Income Fund (collectively, the “Funds”), including the schedules of investments, as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended June 30, 2011, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated August 29, 2011.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with custodians, brokers and the transfer agent or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the New Covenant Funds as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 27, 2013

New Covenant Funds / Annual Report / June 30, 2013	51

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2013.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Chairman of the Board of Trustees and President*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), and SEI Global Nominee Ltd., Limited.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P and New Covenant Funds.

52	New Covenant Funds / Annual Report / June 30, 2013

The following chart lists Trustees and Officers as of June 30, 2013.

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (Continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	96	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	96	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	Since 2007	Private Investor since 1994.	96	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	96	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010.	N/A	N/A

New Covenant Funds / Annual Report / June 30, 2013	53

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2013.

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (Continued)
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 29 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2013	Compliance Officer of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010-May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust, September 2008-September 2010.	N/A	N/A

[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds

54	New Covenant Funds / Annual Report / June 30, 2013

Disclosure of Fund Expenses (Unaudited)

June 30, 2013

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/2013	Ending Account Value 6/30/13	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$1,084.20	1.02%	$5.27
Hypothetical 5% Return	$1,000.00	$1,019.74	1.02%	$5.11
Income Fund
Actual Fund Return	$1,000.00	$979.20	0.80%	$3.93
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
Balanced Growth Fund
Actual Fund Return	$1,000.00	$1,041.20	0.14%	$0.71
Hypothetical 5% Return	$1,000.00	$1,024.10	0.14%	$0.70
Balanced Income Fund
Actual Fund Return	$1,000.00	$1,014.90	0.20%	$1.00
Hypothetical 5% Return	$1,000.00	$1,023.80	0.20%	$1.00

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

New Covenant Funds / Annual Report / June 30, 2013	55

Notice to Shareholders (Unaudited)

For shareholders who do not have a June 30, 2013 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2013, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2013 the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
New Covenant Growth Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.01%	0.00%
New Covenant Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	6.93%	99.12%	0.00%
New Covenant Balanced Growth Fund	0.00%	100.00%	100.00%	74.54%	72.23%	2.76%	48.01%	0.00%
New Covenant Balanced Income Fund	0.00%	100.00%	100.00%	57.49%	53.87%	3.80%	74.77%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund. Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

56	New Covenant Funds / Annual Report / June 30, 2013

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2013

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NCF-F-001 (06/13)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2013 and 2012 as follows:

		Fiscal 2013			Fiscal 2012
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,500	N/A	$0	$69,500	N/A	$0
(b)	Audit-Related Fees(3)	$0	$20,000	$0	$0	$20,000	$0
(c)	Tax Fees (Tax return review services)(4)	$0	$8,000	$0	$0	$5,000	$0
(d)	All Other Fees(2)	$0	$237,000	$0	$0	$236,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.
(4)	Tax fees include amounts related to tax compliance and consulting services.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2013	Fiscal 2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2013 and 2012 were $237,000 and $236,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services for various services affiliates of the registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 5, 2013

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: September 5, 2013